Lincoln Life Variable Annuity Account Q
Multi-Fund® Group Variable Annuity Contracts
May 1, 2015
Home Office:
The Lincoln National Life Insurance Company
1300 South Clinton
Fort Wayne, IN 46802
Servicing Office:
The Lincoln National Life Insurance Company
PO Box 2340
Fort Wayne, IN 46801-2340
1-800-341-0441
www.LincolnFinancial.com
This prospectus describes a group variable annuity contract and an individual certificate that is issued by The Lincoln National Life Insurance Company (Lincoln Life or Company). This prospectus is for use with qualified retirement plans. Generally, you do not pay federal income tax on the contract's growth until it is paid out. Qualified retirement plans already provide for tax deferral. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. The contract is designed to accumulate Account Value , and as permitted by the plan, to provide retirement income over a certain period of time, or for life, subject to certain conditions. If the Annuitant dies before the Annuity Commencement Date, a Death Benefit may be payable.
Participants choose whether Account Value accumulates on a variable or a fixed (guaranteed) basis or both. If Participants allocate contributions to the fixed account, we guarantee principal and a minimum interest rate. We limit withdrawals and transfers from the fixed side of the contract.
Allocated and unallocated contracts are available. In an allocated contract, we maintain an Account Value on behalf of each individual Participant, and the employer if requested; each Participant receives a certificate. Under an unallocated contract, the employer or an administrator performs Participant accounting. Allocated and unallocated contracts have different features.
All Purchase Payments for benefits on a variable basis will be placed in Lincoln Life Variable Annuity Account Q (Variable Annuity Account (VAA). The VAA is a segregated investment account of Lincoln Life.
The Participants take all the investment risk on the Contract Value and the retirement income for amounts placed into one or more of the contract’s variable options. If the Subaccounts you select make money, your Contract Value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the Subaccounts you select. We do not guarantee how any of the variable options or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment in the contract.
The available Subaccounts, and the funds in which they invest, are listed below. The Contractowner decides which of these Subaccounts are available under the contract for Participant allocations. For more information about the investment objectives, policies and risk of the funds please refer to the Prospectuses for the funds.
AllianceBernstein Variable Products Series Fund:
AB VPS Global Thematic Growth Portfolio
(formerly AllianceBernstein VPS Global Thematic Growth Portfolio)
American Funds Insurance Series®:
American Funds Global Growth Fund
American Funds Growth Fund
American Funds Growth-Income Fund
American Funds International Fund
BlackRock Variable Series Funds, Inc.:
BlackRock Global Allocation V.I. Fund
Delaware VIP® Trust:
Delaware VIP® Diversified Income Series
Delaware VIP® High Yield Series
Delaware VIP® REIT Series
Delaware VIP® Small Cap Value Series
Delaware VIP® Smid Cap Growth Series
Delaware VIP® Value Series
Deutsche Variable Series II:
Deutsche Alternative Asset Allocation VIP Portfolio
Fidelity® Variable Insurance Products:
Fidelity® VIP Contrafund® Portfolio
Fidelity® VIP Growth Portfolio
Lincoln Variable Insurance Products Trust:
LVIP Baron Growth Opportunities Fund
LVIP BlackRock Emerging Markets Managed Volatility Fund
(formerly LVIP BlackRock Emerging Markets RPM Fund)
LVIP BlackRock Equity Dividend Managed Volatility Fund
(formerly LVIP BlackRock Equity Dividend RPM Fund)
LVIP BlackRock Inflation Protected Bond Fund
LVIP Clarion Global Real Estate Fund
LVIP Delaware Bond Fund
LVIP Delaware Diversified Floating Rate Fund
LVIP Delaware Foundation® Aggressive Allocation Fund
LVIP Delaware Foundation® Conservative Allocation Fund
LVIP Delaware Foundation® Moderate Allocation Fund
LVIP Delaware Social Awareness Fund
LVIP Delaware Special Opportunities Fund
LVIP Dimensional U.S. Core Equity 1 Fund
(formerly LVIP Delaware Growth and Income Fund)

LVIP Global Conservative Allocation Managed Risk Fund
(formerly LVIP Managed Risk Profile Conservative Fund)
LVIP Global Growth Allocation Managed Risk Fund
(formerly LVIP Managed Risk Profile Growth Fund)
LVIP Global Income Fund
LVIP Global Moderate Allocation Managed Risk Fund
(formerly LVIP Managed Risk Profile Moderate Fund)
LVIP Ivy Mid Cap Growth Managed Volatility Fund
(formerly LVIP Columbia Small-Mid Cap Growth RPM Fund)
LVIP JPMorgan Mid Cap Value Managed Volatility Fund
(formerly LVIP JPMorgan Mid Cap Value RPM Fund)
LVIP Managed Risk Profile 2010 Fund
LVIP Managed Risk Profile 2020 Fund
LVIP Managed Risk Profile 2030 Fund
LVIP Managed Risk Profile 2040 Fund
LVIP Managed Risk Profile 2050 Fund
LVIP Mondrian International Value Fund
LVIP Money Market Fund
LVIP SSgA Bond Index Fund
LVIP SSgA Emerging Markets 100 Fund
LVIP SSgA Global Tactical Allocation Managed Volatility Fund
(formerly LVIP SSgA Global Tactical Allocation RPM Fund)
LVIP SSgA International Index Fund
LVIP SSgA S&P 500 Index Fund**
LVIP SSgA Small-Cap Index Fund
LVIP T. Rowe Price Structured Mid-Cap Growth Fund
LVIP Templeton Growth Managed Volatility Fund
(formerly LVIP Templeton Growth RPM Fund)
LVIP UBS Large Cap Growth Managed Volatility Fund
(formerly LVIP UBS Large Cap Growth RPM Fund)
LVIP Vanguard Domestic Equity ETF Fund
LVIP Vanguard International Equity ETF Fund
MFS® Variable Insurance Trust:
MFS® VIT Utilities Series
PIMCO Variable Insurance Trust:
PIMCO VIT Total Return Portfolio
* Not all funds are available in all contracts. Refer to Description of Funds for specific information regarding the availability of funds.
** The Index this portfolio is managed to (the “Index”) is a product of S&P Dow Jones Indices LLC (“SPDJI”) and has been licensed for use by one or more of the portfolio’s service providers (“Licensee”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI. S&P®, S&P GSCI® and the Index are trademarks of S&P and have been licensed for use by SPDJI and its affiliates and sublicensed for certain purposes by Licensee. The Index is not owned, endorsed, or approved by or associated with any additional third party. Licensee’s product(s) is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, or their third party licensors and none of SPDJI, Dow Jones, S&P nor their respective affiliates or third party licensors make any representation regarding the advisability of investing in such product(s).
This prospectus gives you information about the contracts that Contractowners and Participants should know before investing. You should also review the prospectuses for the funds that accompany this prospectus, and keep all prospectuses for future reference.
Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
More information about the contracts is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI terms are made part of this prospectus, and for a free copy of the SAI, write: The Lincoln National Life Insurance Company, P. O. Box 2340, Fort Wayne, IN 46808 or call 1-800-341-0441. The SAI and other information about Lincoln Life and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.

Special Terms
In this prospectus, the following terms have the indicated meanings:
Account or Variable Annuity Account (VAA)—The segregated investment account, Account Q, into which we set aside and invest the assets for the variable side of the contract offered in this prospectus.
Account Value—At a given time before the Annuity Commencement Date, the value of all Accumulation Units for a contract plus the value of the fixed side of the contract.
Accumulation Unit—A measure used to calculate Contract Value for the variable side of the contract before the Annuity Commencement Date.
Annuitant—The person upon whose life the annuity benefit payments are based, and upon whose death a Death Benefit may be paid.
Annuity Commencement Date—The Valuation Date when funds are withdrawn or converted into Annuity Units or fixed dollar payout for payment of retirement income benefits under the Annuity Payout option you select .
Annuity Unit—A measure used to calculate the amount of Annuity Payouts for the variable side of the contract after the Annuity Commencement Date. See Annuity Payouts.
Beneficiary—The person or entity designated by a non-ERISA 403(b) plan Participant or an Annuitant to receive any Death Benefit paid if the Participant or Annuitant dies before the Annuity Commencement Date.
Contractowner—The party named on the group annuity contract (for example, an employer, a retirement plan trust, an association, or other entity allowed by law).
Contract Year—Each 12-month period starting with the effective date of the contract and starting with each contract anniversary after that.
Death Benefit—Before the Annuity Commencement Date, the amount payable to your designated Beneficiary if a Participant under a 403(b) plan not subject to ERISA dies.
FINRA—Financial Industry Regulatory Authority.
Good Order—The actual receipt at our Home Office of the requested transaction in writing or by other means we accept, along with all information and supporting legal documentation necessary to effect the transaction. The forms we provide will identify the necessary documentation. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.
Lincoln Life (we, us, our, Company)—The Lincoln National Life Insurance Company.
Net Contributions—The sum of all contributions credited to the Participant's Account Value less any amounts paid when a withdrawal occurs and less any outstanding loan balance.
Participant—A person defined as a participant in the plan, who has enrolled under a contract, and under an allocated group contract, on whose behalf Lincoln Life maintains an account.
Participant Year—A 12-month period starting with the date we receive the first contribution on behalf of a Participant and on each anniversary after that.
Plan—The retirement program that an employer offers to its employees for which a contract is used to accumulate funds.
SEC—Securities and Exchange Commission.
Subaccount—The portion of the VAA that reflects investments in Accumulation and Annuity Units of a class of a particular fund available under the contracts. There is a separate Subaccount which corresponds to each class of a fund.
Valuation Date—Each day the New York Stock Exchange (NYSE) is open for trading.
Valuation Period—The period starting at the close of trading (normally 4:00 p.m. New York time) on each day that the NYSE is open for trading (Valuation Date) and ending at the close of such trading on the next Valuation Date.

Expense Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.
The following table describes the fees and expenses that Contractowners or Participants will pay at the time that you buy the contract, surrender the contract, or transfer contract value between investment options and/or the fixed account. State premium taxes may also be deducted.
Annual account fee: $25
(allocated contract, per Contractowner/Participant)
Loan establishment fee per loan (where allowed by law): $35
We may reduce or waive these charges in certain situations. See Charges and Other Deductions.
Contractowner or Participant Transaction Expenses:
Surrender charge (as a percentage of Account Value surrendered/withdrawn)	6.0%*
*	The surrender charge percentage is reduced over time. The later the redemption occurs, the lower the surrender charge with respect to that surrender or withdrawal. We may reduce or waive this charge in certain situations. See Charges and Other Deductions – Surrender Charge.
Deductions from the VAA
Separate Account Q expenses (as a percentage of average daily net assets in the Subaccounts):
“standard” mortality and expense risk charge	1.002%
“1st breakpoint” mortality and expense charge*	.75%
“2nd breakpoint” mortality and expense charge*	.55%
*	Only certain contracts or plans are eligible for a breakpoint charge.
The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2014. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.
	Minimum	Maximum
Total Annual Fund Operating Expenses (expenses that are deducted from fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.21%	1.73%
Total Annual Fund Operating Expenses (after contractual waivers/reimbursements*)	0.21%	1.59%
*	Some of the funds have entered into contractual waiver or reimbursement arrangements that may reduce fund management and other fees and/or expenses during the period of the arrangement. These arrangements vary in length, but no arrangement will terminate before April 30, 2016.

EXAMPLES
The following Example is intended to help Contractowners or Participants compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include Contractowner/Participant transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses. The Example has been calculated using the fees and expenses of the funds prior to the application of any contractual waivers and/or reimbursements.
The Example assumes that Contractowners or Participants invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1) If you surrender your contract at the end of the applicable period:
	1 year	3 years	5 years	10 years
Standard	$893	$1,497	$2,018	$3,090
Breakpoint	$869	$1,427	$1,901	$2,846
2) If you do not surrender your contract at the end of the applicable time period:
	1 year	3 years	5 years	10 years
Standard	$279	$856	$1,459	$3,090
Breakpoint	$254	$782	$1,335	$2,846
The expense tables reflect expenses of the VAA as well as the maximum expense of any of the underlying funds. For more information – See Charges and Other Deductions in this prospectus and in the prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.
Certain underlying funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase (“redemption fees”). As of the date of this prospectus, none have done so. See The Contracts – Market Timing for a discussion of redemption fees.

For information concerning compensation paid for the sale of the contracts, see Distribution of the Contracts.
Summary of Common Questions
What kind of contract is this? It is a group variable annuity contract between the Contractowner and Lincoln Life. It may provide for a fixed annuity and/or a variable annuity. This prospectus primarily describes the variable side of the contract. See The Contracts. This prospectus provides a general description of the contract. The contract and certain riders, benefits, service features and enhancements may not be available in all states, and the charges may vary in certain states. You should refer to your contract for any state specific provisions. Please check with your investment representative regarding their availability.
What is the Variable Annuity Account (VAA)? It is a separate account we established under Indiana insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more Subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. See Variable Annuity Account.
What are my investment choices? You may allocate your Purchase Payments to the VAA or to the fixed account, if available. Based upon your instruction for Purchase Payments, the VAA applies your Purchase Payments to one or more of the Subaccounts, which, in turn, invest in a corresponding underlying fund. Each fund holds a portfolio of securities consistent with its investment policy. See Investments of the Variable Annuity Account – Description of the Funds.
Who invests my money? Several different investment advisers manage the investment options. See Investments of the Variable Annuity Account – Description of the Funds.
How does the contract work? If we approve your application, we will send you a contract. When you make Purchase Payments during the accumulation phase, you buy Accumulation Units. If you decide to receive an Annuity Payout, your Accumulation Units are converted to Annuity Units. Your Annuity Payouts will be based on the number of Annuity Units you receive and the value of each Annuity Unit on payout days. See The Contracts.
What charges do I pay under the contract? If you withdraw Account Value, you pay a surrender charge from 0% to 6.0%, depending upon how many contract years have elapsed since the effective date of the contract. We may reduce or waive surrender charges in certain situations. See Charges and Other Deductions – Surrender Charges.

We will deduct any applicable premium tax from Purchase Payments or Contract Value, unless the governmental entity dictates otherwise, at the time the tax is incurred or at another time we choose, or a time as required by law.
Under allocated contracts, we charge an annual contract fee of $25 per Participant or Contractowner account. We apply a charge to the daily net asset value of the VAA and those charges are:
Separate Account Q expenses (as a percentage of average daily net assets in the Subaccounts):
“standard” mortality and expense risk charge	1.002%
“1st breakpoint” mortality and expense charge*	.75%
“2nd breakpoint” mortality and expense charge*	.55%
*	Only certain contracts or plans are eligible for a breakpoint charge.
Each fund pays a management fee based on its average daily net asset value. See – Investments of the Variable Annuity Account – Investment Adviser. Each fund also has additional operating expenses. These are described in the prospectuses for the funds.
What contributions are necessary, and how often? Contributions made on behalf of Participants may be in any amount unless the Contractowner or the plan has a minimum amount. There are limits on the total amount of contributions in any one year. See The Contracts – Contributions.
How will my Annuity Payouts be calculated? If a Participant decides to annuitize, you may select an annuity option and start receiving Annuity Payouts from your contract as a fixed option or variable option or a combination of both. See Annuity Payouts - Annuity Options. Remember that Participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios, which would decrease the amount applied to any payout option and the related payments.
What happens if a Participant dies before annuitizing? Depending upon the Plan, the Beneficiary may receive a Death Benefit and have options as to how the Death Benefit is paid. See The Contracts – Death Benefit.
What happens if I die on or after the Annuity Commencement Date? Once you reach the Annuity Commencement Date, any applicable Death Benefit will terminate.
May Participants transfer contract value between variable options and between the variable and fixed side of the contract? Yes, subject to currently effective restrictions. For example, transfers made before the Annuity Commencement Date are generally restricted to no more than twelve (12) per Contract Year. If permitted by your contract, we may discontinue accepting transfers into the fixed side of the contract at any time. See The Contracts – Transfers On or Before the Annuity Commencement Date and Transfers After the Annuity Commencement Date.
May a Contractowner or Participant withdraw Account Value? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. (Participants may only withdraw Account Value during their accumulation period.) See – Withdrawals. The Contractowner must also approve certain Participant withdrawals. Certain charges may apply. See – Charges and Other Deductions. A portion of withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 59½, a 10% Internal Revenue Service (IRS) tax penalty may apply. A surrender or withdrawal also may be subject to 20% withholding. See – Federal Tax Matters.
Do Participants get a free look at their certificate? A Participant under a Section 403(b) plan and certain nonqualified plans can cancel a certificate within twenty days (in some states longer) of the date the Participant receives the certificate. The Participant must give notice to our Servicing Office. See – Return Privilege.
Where may I find more information about Accumulation Unit values? The Appendix to this prospectus provides more information about Accumulation Unit values.
Investment Results
The VAA advertises the annual performance of the Subaccounts for the funds on both a standardized and non-standardized basis.
The standardized calculation measures average annual total return. This is based on a hypothetical $1,000 payment made at the beginning of a one-year, a five-year and a 10-year period. This calculation reflects all fees and charges that are or could be imposed on all Contractowner accounts.
The non-standardized calculation compares changes in Accumulation Unit values from the beginning of the most recently completed calendar year to the end of that year. It may also compare changes in Accumulation Unit values over shorter or longer time periods. This calculation reflects mortality and expense risk charges. It also reflects management fees and other expenses of the fund. It does not include the surrender charge or the account charge; if included, they would decrease the performance.
The money market Subaccount's yield is based upon investment performance over a 7-day period, which is then annualized. During extended periods of low interest rates, the yields of any Subaccount investing in a money market fund may also become extremely low and possibly negative. The money market yield figure and annual performance of the Subaccounts are based on past performance and do not indicate or represent future performance.
The Lincoln National Life Insurance Company
The Lincoln National Life Insurance Company (Lincoln Life or Company), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to Contractowners under the contracts.
Depending on when you purchased your contract, you may be permitted to make allocations to the fixed account, which is part of our general account. See The Fixed Side of the Contract. In addition, any guarantees under the contract that exceed your Contract Value, such as those associated with Death Benefit options and Living Benefit Riders are paid from our general account (not the VAA). Therefore, any amounts that we may pay under the contract in excess of Contract Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. With respect to the issuance of the contracts, Lincoln Life does not file periodic financial reports with the SEC pursuant to the exemption for life insurance companies provided under Rule 12h-7 of the Securities Exchange Act of 1934.
We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account. Moreover, unlike assets held in the VAA, the assets of the general account are subject to the general liabilities of the Company and, therefore, to the Company’s general creditors. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the contract would generally receive the same priority as our other Contractowner obligations.
The general account is not segregated or insulated from the claims of the insurance company’s creditors. Investors look to the financial strength of the insurance companies for these insurance guarantees. Therefore, guarantees provided by the insurance company as to benefits promised in the prospectus are subject to the claims paying ability of the insurance company and are subject to the risk that the insurance company may not be able to cover or may default on its obligations under those guarantees.
Our Financial Condition.  Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our general account. In general, those laws and regulations determine the amount and type of investments which we can make with general account assets.
In addition, state insurance regulations require that insurance companies calculate and establish on their financial statements, a specified amount of reserves in order to meet the contractual obligations to pay the claims of our Contractowners. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.
State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of liabilities, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our general account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.
How to Obtain More Information.  We encourage both existing and prospective Contractowners to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the VAA, are located in the SAI. If you would like a free copy of the SAI, please write to us at: PO Box 2340, Fort Wayne, IN 46801-2340, or call 1-800-341-0441. In addition, the Statement of Additional Information is available on the SEC’s website at http://www.sec.gov. You may obtain our audited statutory financial statements and any unaudited statutory financial statements that may be available by visiting our website at www.LincolnFinancial.com.
You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of an operating insurance company’s financial capacity to meet the obligations of its insurance and annuity contracts based on its financial strength and/or claims-paying ability. Additional information about rating agencies is included in the Statement of Additional Information.
Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.

Variable Annuity Account (VAA)
On November 3, 1997, the VAA was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. We are the issuer of the contracts and the obligations set forth in the contract, other than those of the Contractowner, are ours. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts placed in the VAA.
Financial Statements
The December 31, 2014 financial statements of the VAA and the December 31, 2014 consolidated financial statements of Lincoln Life are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-800-341-0441.
Fixed Side of the Contract
The portion of the Account Value allocated to the fixed side of the contract becomes part of our general account, and does not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the Indiana Insurance Department as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.
In reliance on certain exemptions, exclusions and rules, we have not registered interests in the general account as a security under the Securities Act of 1933 (1933 Act) and have not registered the general account as an investment company under the Investment Company Act of 1940 (1940 Act). Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.
Contributions allocated to the fixed side of the contract are guaranteed to be credited with a minimum interest rate, specified in the contract, of at least 3.0%. A contribution allocated to the fixed side of the contract is credited with interest beginning on the next calendar day following the date of receipt if all Participant data is complete. Lincoln Life may vary the way in which it credits interest to the fixed side of the contract from time to time.
ANY INTEREST IN EXCESS OF 3.0% WILL BE DECLARED IN ADVANCE AT LINCOLN LIFE'S SOLE DISCRETION. CONTRACTOWNERS AND PARTICIPANTS BEAR THE RISK THAT NO INTEREST IN EXCESS OF 3.0% WILL BE DECLARED.
Investments of the VAA
Contractowners of unallocated contracts and Participants under allocated contracts decide the Subaccount(s) to which contributions are allocated. There is a separate Subaccount which corresponds to each class of each fund. Contractowners or Participants, as applicable, may change allocations without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request.
Investment Advisers
As compensation for its services to the funds, each investment adviser for each fund receives a fee from the funds which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined in the prospectuses for the funds.
Certain Payments We Receive with Regard to the Funds
We (or our affiliates) incur expenses in promoting, marketing, and administering the contracts and the underlying funds. With respect to a fund, including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may make payments to us (or an affiliate) for certain services we provide on behalf of the funds. Such services include, but are not limited to, recordkeeping; aggregating and processing purchase and redemption orders; providing Contractowners with statements showing their positions within the funds; processing dividend payments; providing subaccounting services for shares held by Contractowners; and forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and printing and delivering prospectuses and updates to Contractowners. It is anticipated that such payments will be based on a percentage of assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by us (or an affiliate). These percentages are negotiated and vary with each fund. Some advisers and/or distributors may pay us significantly more than other advisors and/or distributors and the amount we receive may be substantial. These percentages currently range up to 0.48%. We (or our affiliates) may profit from these payments. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, bear the costs of these investment advisory fees (see the funds' prospectuses for more information). Additionally, a fund's adviser and/or distributor or its affiliates may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts for marketing programs and sales support, as well as amounts to participate in training and sales meetings.
In addition to the payments described above, most of the funds offered as part of this contract make payments to us under their distribution plans (12b-1 plans) for the marketing and distribution of fund shares. The payment rates range up to 0.25% based on the amount of assets invested in those funds. Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the fund's investment return. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us or our affiliates would decrease.
Description of the Funds
Each of the Subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.
We select the funds offered through the contract based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will make payments to us or our affiliates. We may also consider the ability of the fund to help manage volatility. We review each fund periodically after it is selected. We reserve the right to remove a fund or restrict allocation of additional Purchase Payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant Contractowner assets. Finally, when we develop a variable annuity product in cooperation with a fund family or distributor (e.g., a “private label” product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.
Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.
Certain funds invest their assets in other funds. As a result, you will pay fees and expenses at both fund levels. This will reduce your investment return. These arrangements are referred to as funds of funds. Funds of funds structures may have higher expenses than funds that invest directly in debt or equity securities. An advisor affiliated with us manages some of the available fund of funds. Our affiliates may promote the benefits of such funds to Contractowners and/or suggest that contract owners consider whether allocating some or all of their Contract Value to such portfolios is consistent with their desired investment objectives. In doing so, we may be subject to conflicts of interest insofar as we may derive greater revenues from the affiliated fund of funds than certain other funds available to you under your contract.
Certain of the underlying funds, including funds managed by an adviser affiliated with us, employ risk management strategies that are intended to control the funds' overall volatility, and for some funds, to also reduce the downside exposure of the funds during significant market downturns. These risk management strategies could limit the upside participation of the fund in rising equity markets relative to other funds. The success of the adviser's risk management strategy depends, in part, on the adviser's ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the fund's benefit. There is no guarantee that the strategy can achieve or maintain the fund's optimal risk targets. The fund's performance may be negatively impacted in certain markets as a result of reliance on these strategies. In low volatility markets the volatility management strategy may not mitigate losses. In addition, the adviser may not be able to effectively implement the strategy during rapid or extreme market events. Such inefficiency in implementation could cause the fund to lose more money than investing without the risk management strategy or not realize potential gains. Any one of these factors could impact the success of the volatility management strategy, and the fund many not perform as expected. For more information about the funds and the investment strategies they employ, please refer to the funds' current prospectuses. Fund prospectuses are available by contacting us.

Certain Plan sponsors may limit the availability of investment options. Check with your Plan Sponsor if you have questions about the availability of specific funds.
Following are brief summaries of the fund descriptions. More detailed information may be obtained from the current prospectus for each fund. You should read each fund prospectus carefully before investing. Prospectuses for each fund are available by contacting us. In addition, if you receive a summary prospectus for a fund, you may obtain a full statutory prospectus by referring to the contact information for the fund company on the cover page of the summary prospectus. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.
AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein, L.P.
•	AB VPS Global Thematic Growth Portfolio (Class B): Long-term growth of capital. (formerly AllianceBernstein VPS Global Thematic Growth Portfolio)
American Funds Insurance Series®, advised by Capital Research and Management Company
•	Global Growth Fund (Class 2): Long-term growth of capital.
•	Growth Fund (Class 2): Capital growth.
•	Growth-Income Fund (Class 2): Long-term growth of capital and income.
•	International Fund (Class 2): Long-term growth of capital.
BlackRock Variable Series Funds, Inc., advised by Blackrock Advisors, LLC
•	BlackRock Global Allocation V.I Fund (Class I): High total investment return.
Delaware VIP® Trust, advised by Delaware Management Company(1)
•	Diversified Income Series (Standard Class): Maximum long-term total return consistent with reasonable risk.
•	High Yield Series (Standard Class): Total return and, as a secondary objective, high current income.
•	REIT Series (Standard Class): Maximum long-term total return, with capital appreciation as a secondary objective.
•	Small Cap Value Series (Service Class): Capital appreciation.
•	Smid Cap Growth Series (Standard Class): Long-term capital appreciation.
•	Value Series (Standard Class): Long-term capital appreciation.
Deutsche Variable Series II, advised by Deutsche Investment Management Americas, Inc.
•	Deutsche Alternative Asset Allocation VIP Portfolio (Class A): Capital appreciation; a fund of funds.
Fidelity® Variable Insurance Products, advised by Fidelity Management and Research Company
•	Contrafund® Portfolio (Service Class): Long-term capital appreciation.
•	Growth Portfolio (Service Class): To achieve capital appreciation.
Lincoln Variable Insurance Products Trust, advised by Lincoln Investment Advisors Corporation.
•	LVIP Baron Growth Opportunities Fund (Service Class): Capital appreciation.
•	LVIP BlackRock Emerging Markets Managed Volatility Fund (Standard Class): To invest primarily in securities included in a broad-based emerging markets index and to seek to approximate as closely as possible, before fees and expenses, the performance of that index while seeking to control the level of the portfolio volatility.(4)
(formerly LVIP BlackRock Emerging Markets RPM Fund)
•	LVIP BlackRock Equity Dividend Managed Volatility Fund (Standard Class): Reasonable income by investing primarily in income-producing equity in securities.(4)
(formerly LVIP BlackRock Equity Dividend RPM Fund)
•	LVIP BlackRock Inflation Protected Bond Fund (Standard Class): To maximize real return, consistent with preservation of real capital and prudent investment management.
•	LVIP Clarion Global Real Estate Fund (Standard Class): Total return through a combination of current income and long-term capital appreciation.
•	LVIP Delaware Bond Fund (Standard Class)(1): Maximum current income (yield) consistent with a prudent investment strategy.
•	LVIP Delaware Diversified Floating Rate Fund (Service Class)(1): Total return.
•	LVIP Delaware Foundation® Aggressive Allocation Fund (Standard Class)(1): Long-term capital growth.

•	LVIP Delaware Foundation® Conservative Allocation Fund (Standard Class)(1): A combination of current income and preservation of capital with capital appreciation.
•	LVIP Delaware Foundation® Moderate Allocation Fund (Standard Class)(1): Capital appreciation with current income as a secondary objective.
•	LVIP Delaware Social Awareness Fund (Standard Class)(1): To maximize long-term capital appreciation.
•	LVIP Delaware Special Opportunities Fund (Standard Class)(1): To maximize long-term capital appreciation.
•	LVIP Dimensional U.S. Core Equity 1 Fund (Standard Class)(1): To maximize long-term capital appreciation. (formerly LVIP Delaware Growth and Income Fund)
•	LVIP Global Conservative Allocation Managed Risk Fund (Standard Class): A high level of current income with some consideration given to growth of capital; a fund of funds.(3)
(formerly LVIP Managed Risk Profile Conservative Fund)
•	LVIP Global Growth Allocation Managed Risk Fund (Standard Class): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.(3)
(formerly LVIP Managed Risk Profile Growth Fund)
•	LVIP Global Income Fund (Standard Class): Current income consistent with preservation of capital.
•	LVIP Global Moderate Allocation Managed Risk Fund (Standard Class): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.(3)
(formerly LVIP Managed Risk Profile Moderate Fund)
•	LVIP Ivy Mid Cap Growth Managed Volatility Fund (Standard Class): Capital appreciation.(4) (formerly LVIP Columbia Small-Mid Cap Growth RPM Fund)
•	LVIP JPMorgan Mid Cap Value Managed Volatility Fund (Standard Class): Long-term appreciation.(4) (formerly LVIP JPMorgan Mid Cap Value RPM Fund)
•	LVIP Managed Risk Profile 2010 Fund (Standard Class): The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.(3)
•	LVIP Managed Risk Profile 2020 Fund (Standard Class): The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.(3)
•	LVIP Managed Risk Profile 2030 Fund (Standard Class): The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.(3)
•	LVIP Managed Risk Profile 2040 Fund (Standard Class): The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.(3)
•	LVIP Managed Risk Profile 2050 Fund (Standard Class): The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.(3)
•	LVIP Mondrian International Value Fund (Standard Class): Long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.
•	LVIP Money Market Fund (Standard Class): To maximize current income while maintaining a stable value of your shares (providing stability of net asset value) and preserving the value of your initial investment (preservation of capital).
•	LVIP SSgA Bond Index Fund (Standard Class): To match as closely as practicable, before fees and expenses, the performance of the Barclays Capital U.S. Aggregate Index.
•	LVIP SSgA Emerging Markets 100 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP SSgA Global Tactical Allocation Managed Volatility Fund (Standard Class): Long-term growth of capital; a fund of funds.(4) (formerly LVIP SSgA Global Tactical Allocation RPM Fund)
•	LVIP SSgA International Index Fund (Standard Class): To approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities.
•	LVIP SSgA S&P 500 Index Fund (Standard Class)(2): To approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.
•	LVIP SSgA Small-Cap Index Fund (Standard Class): To approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small U.S. companies.
•	LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Standard Class): To maximize capital appreciation.
•	LVIP Templeton Growth Managed Volatility Fund (Standard Class): Long-term capital growth.(4) (formerly LVIP Templeton Growth RPM Fund)

•	LVIP UBS Large Cap Growth Managed Volatility Fund (Standard Class): Long-term growth of capital in a manner consistent with the preservation of capital.(4)
(formerly LVIP UBS Large Cap Growth RPM Fund)
•	LVIP Vanguard Domestic Equity ETF Fund (Service Class): Long-term capital appreciation; a fund of funds.
•	LVIP Vanguard International Equity ETF Fund (Service Class): Long-term capital appreciation; a fund of funds.
MFS® Variable Insurance Trust, advised by Massachusetts Financial Services Company
•	Utilities Series (Initial Class): Total return.
PIMCO Variable Insurance Trust, advised by PIMCO
•	PIMCO VIT Total Return Portfolio (Administrative Class): Maximum total return, consistent with preservation of capital and prudent investment management.
(1)	Investments in Delaware Investments VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Delaware Investment Advisors, a series of Delaware Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series or Funds or accounts, the repayment of capital from the Series or Funds or account, or any particular rate of return.
(2)	The Index this portfolio is managed to (the “Index”) is a product of S&P Dow Jones Indices LLC (“SPDJI”) and has been licensed for use by one or more of the portfolio’s service providers (“Licensee”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI. S&P®, S&P GSCI® and the Index are trademarks of S&P and have been licensed for use by SPDJI and its affiliates and sublicensed for certain purposes by Licensee. The Index is not owned, endorsed, or approved by or associated with any additional third party. Licensee’s product(s) is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, or their third party licensors and none of SPDJI, Dow Jones, S&P nor their respective affiliates or third party licensors make any representation regarding the advisability of investing in such product(s).
(3)	The fund employs hedging strategies designed to provide for downward protection during sharp downward movements in equity markets.
(4)	The fund employs hedging strategies designed to reduce overall portfolio volatility.
Reinvestment of Dividends and Capital Gain Distributions
All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to Contractowners or participants as additional units, but are reflected as changes in unit values.
Addition, Deletion or Substitution of Investments
We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds for all Contractowners or only for certain classes of Contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of Contractowners.
Substitutions may be made with respect to existing investments or the investment of future Purchase Payments, or both. We may close Subaccounts to allocations of Purchase Payments or Contract Value, or both, at any time in our sole discretion. The funds, which sell their shares to the Subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Subaccounts. Substitutions might also occur if shares of a fund should no longer be available, or if investment in any fund’s shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion and, if required, after approval from the SEC.
We may also:
•	remove, combine, or add Subaccounts and make the new Subaccounts available to you at our discretion;
•	transfer assets supporting the contracts from one Subaccount to another or from the VAA to another separate account;
•	combine the VAA with other separate accounts and/or create new separate accounts;
•	deregister the VAA under the 1940 Act; and
•	operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.
We may modify the provisions of the contracts to reflect changes to the Subaccounts and the VAA and to comply with applicable law. We will not make any changes without any necessary approval by the SEC. We will also provide you written notice.
Charges and Other Deductions
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.

Our administrative services include:
•	processing applications for and issuing the contracts;
•	processing purchases and redemptions of fund shares as required (including dollar cost averaging, automatic withdrawal/systematic withdrawal, systematic transfer, cross-reinvesment/account sweep and portfolio rebalancing services);
•	maintaining records;
•	administering Annuity Payouts;
•	furnishing accounting and valuation services (including the calculation and monitoring of daily Subaccount values);
•	reconciling and depositing cash receipts;
•	providing contract confirmations;
•	providing toll-free inquiry services and
•	furnishing telephone and electronic fund transfer services.
The risks we assume include:
•	the risk that Annuitants receiving Annuity Payouts under contracts live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed);
•	the risk that Death Benefits paid will exceed the actual Contract Value;
•	the risk that more owners than expected will qualify for waivers of the surrender charge;
•	the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change).
The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. For example, the surrender charge collected may not fully cover all of the sales and distribution expenses actually incurred by us. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.
Annual Contract Fee
We will deduct $25 per account maintained on behalf of a Participant or Contractowner from Account Value on the last Valuation Date of each Participant Year to compensate us for the administrative services provided; this $25 annual contract fee will also be deducted from Account Value upon total or partial withdrawals of all Account Value by a Contractowner or Participant.
Surrender Charges
A surrender charge is imposed in the event of a total or partial withdrawal of Account Value before the Annuity Commencement Date. Charges are the same for all withdrawals except that, partial withdrawals of up to a cumulative percentage limit of 20% of the Account Value attributable to an unallocated group contract or; the Account Value attributable to a Participant or the Contractowner in an allocated group contract, as applicable, made in any 365-day period are not subject to a surrender charge. (To determine the 20% limit; add together all partial withdrawals during the 365-day period, including the withdrawal amount being requested, and then divide the sum by the Account Value at the time of the requested withdrawal.)
Restrictions apply to the extent a withdrawal is required from the fixed side of the contract. See – The Contracts – Discontinuance and Withdrawals. Partial withdrawals in excess of the cumulative percentage limit in any Contract Year are subject to the surrender charge. In addition, if a total withdrawal of all Account Value in the VAA is requested, then the entire amount of withdrawal is subject to the surrender charge.
	Contract Year in which surrender/withdrawal occurs
	0	1-4	5	6	7	8	9	10+
Surrender charge as a percentage of the Contract Value	6%	6%	5%	4%	3%	2%	1%	0%
A surrender charge will not apply to:
•	A surrender or withdrawal after a group contract's 10th contract anniversary.
•	To make a payment due to the Participant's death, disability, retirement or termination of employment, excluding termination of employment due to plan termination, plant shutdown, or any other program instituted by the Participant's employer which would reduce the work force by more than 20%.
•	To make a payment for a Participant hardship situation as allowed by the plan.
•	To make a payment pursuant to a qualified domestic relations order.
•	To purchase an annuity option as permitted under the contract.

Additional Information
Participants in the Texas Optional Retirement Program should refer to Restrictions Under the Texas Optional Retirement Program, later in this prospectus booklet.
The charges associated with total and partial withdrawals are paid to us to compensate us for the cost of distributing the contracts.
We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing distribution of the contracts.
Deductions from the VAA for Assumption of Mortality and Expense Risks
For the base contract, we apply to the average daily net asset value of the Subaccounts, a charge which is equal to an annual rate of:
“standard” mortality and expense risk charge	1.002%
“1st breakpoint” mortality and expense charge*	.75%
“2nd breakpoint” mortality and expense charge*	.55%
*	Only certain contract or plans are eligible for a breakpoint charge.
Lincoln contracts which, at the time of issue or at the end of a calendar quarter after the time of issue, have account value equal to or in excess of $5 million will be eligible for the “1st breakpoint” mortality and expense risk charge. For contracts qualifying after the time of issue, the lower mortality and expense risk charge will be implemented no later than the calendar quarter-end Valuation Date following the end of the calendar quarter in which the contract becomes eligible for the lower charge.
Contracts eligible for the “2nd breakpoint” mortality and expense risk charge are those contracts which, at the time of issue or at the end of a calendar quarter after the time of issue, have account value equal to or in excess of $100 million, either individually or in combination with other Lincoln contracts under the same employer group or association, and under which annual contributions are, or are anticipated to be, at least $15 million, as determined in our sole discretion. For contracts qualifying after the time of issue, the lower charge will be implemented no later than the calendar quarter-end Valuation Date following the end of the calendar quarter in which the contract becomes eligible for the lower charge.
Certain contracts which are purchased with the surrender proceeds of an existing group variable annuity contract are not eligible for either the 1st breakpoint or the 2nd breakpoint mortality and expense risk charge.
If the mortality and expense risk charge proves insufficient to cover underwriting and administrative costs in excess of the charges made for administrative expenses, we will absorb the loss. However, if the amount deducted proves more than sufficient, we will keep the profit.
Special Arrangements
The surrender and account charges, described previously may be reduced or eliminated for any particular contract. In addition, the amount credited to and/or the interest rate declared on the fixed account may be enhanced for certain contracts. Such reductions, eliminations or enhancements may be available where Lincoln Life's administrative and/or distribution costs or expenses are anticipated to be lower due to, for example, the terms of the contract, the duration or stability of the plan or contract; economies due to the size of the plan, the number of certain characteristics of Participants, or the amount or frequency of contributions anticipated; or other support provided by the Contractowner or the plan. In addition, the group Contractowner or the plan may pay the annual administration charge on behalf of the Participants under a contract . Lincoln Life will enhance the fixed interest crediting rate and reduce or eliminate fees, charges, or rates in accordance with Lincoln Life's eligibility criteria in effect at the time a contract is issued, or in certain cases, after a contract has been held for a period of time. Lincoln Life may, from time to time, modify both the amounts of reductions or enhancements and the criteria for qualification. Reductions, enhancements, or waivers will not be unfairly discriminatory against any person, including Participants under other contracts issued through the VAA.
Fees, charges and rates under the contracts, including charges for premium taxes; loan rates of interest; and the availability of certain free withdrawals, may be subject to variation based on state insurance regulation.
The Contractowner and Participant should read the contract carefully to determine whether any variations apply in the state in which the contract is issued. The exact amount for all fees, charges, and rates applicable to a particular contract will be stated in that contract.
Deductions for Premium Taxes
Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the Account Value, unless the governmental entity dictates otherwise, when incurred, or at another time of our choosing.

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium tax rates generally depend upon the law of your state of residence. The tax rates range from zero to 5%.
Other Charges and Deductions
The mortality and expense risk charge of 1.002% of the contract value will be assessed on all variable annuity payouts, including options that may be offered that do not have a life contingency and therefore no mortality risk. This charge covers the expense risk and administrative services listed previously in this prospectus. The expense risk is the risk that our costs in providing the serices will exceed our revenues from contract charges.
There are additional deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectuses for the funds. Among these deductions and expenses are 12b-1 fees which reimburse us or an affiliate for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.
The Contracts
Purchase of the Contracts
A prospective Contractowner wishing to purchase a contract must apply for it through one of our authorized registered representatives. The completed application is sent to us and we decide whether we can accept it based on our underwriting guidelines. Once the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to the Contractowner either directly or through its registered representative. For 403(b) plans that have allocated rights to the Participant, we will issue to each Participant a separate active life certificate that describes the basic provisions of the contract.
Initial Contributions
When we receive a complete enrollment form and all other information necessary for processing a contribution, we will price the initial contribution for a Participant to his or her account no later than two business days after we receive the contribution. If we receive contribution amounts with incomplete or no allocation instructions, we will notify the Contractowner and direct contribution amounts to the pending allocation account. The pending allocation account invests in LVIP Money Market Fund. We do not impose the mortality and expense risk charge or the annual administration charge on the pending allocation account.
We will transfer the Account Value from the pending allocation account in accordance with allocation percentages elected on properly completed allocation instructions within two Valuation Dates of receipt of such instructions, and allocate all future contributions in accordance with these percentages until we are notified of a change. If we do not receive properly completed instructions after we have sent three monthly notices, we will refund Account Value in the pending allocation account within 105 days of the initial contribution.
Participants may not allocate contributions to, make transfer to or from, take loans from, or make withdrawals from the pending allocation account, except as set forth in the contract.
Who Can Invest
In order to purchase a group contract, the plan on whose behalf the contract will be held must be one of the qualified plans for which the contracts are designed. Also, depending on state law requirements, a minimum of ten Participants may be required to be participating in the plan. Lincoln Life may impose additional eligibility requirements; any such additional eligibility requirements will be applied in a nondiscriminatory manner.
To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.
In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a purchase payment and/or freeze a Contractowner’s account. This means we could refuse to honor requests for transfers, withdrawals, surrenders or Death Benefits. Once frozen, monies would be moved from the VAA to a segregated interest-bearing account maintained for the Contractowner, and held in that account until instructions are received from the appropriate regulator.
Do not purchase this contract if you plan to use it, or any of its riders, for speculation, arbitrage, viatical arrangement, or other collective investment scheme. The contract may not be traded on any stock exchange or sold on any secondary market.

Replacement of Existing Insurance
Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase the contract described in this prospectus. Participant Surrender charges may be imposed on your existing contract. A registered representative or tax adviser should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.
Contributions
Contributions are payable to us at a frequency and may be made in any amount unless the Contractowner or the plan has a minimum amount. Contributions in any one Contract Year which exceed twice the amount of contributions made in the first Contract Year may be made only with our permission. If contributions stop, the contract will remain in force as a paid-up contract. Payments may be resumed at any time until the group contract or certificate, as applicable, terminates.
Valuation Date
Accumulation and Annuity Units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (Valuation Date). On any date other than a Valuation Date, the Accumulation Unit value and the Annuity Unit value will not change.
Allocation of Contributions
Contributions are placed into the VAA's Subaccounts, each of which invests in shares of its corresponding fund, according to Contractowners or Participants instructions.
If we receive your purchase payment from you or your broker-dealer in Good Order at our Home Office prior to 4:00 p.m., New York time, we will use the Accumulation Unit value computed on that Valuation Date when processing your purchase payment. If we receive your purchase payment at or after 4:00 p.m., New York time, we will use the Accumulation Unit value computed on the next Valuation Date. If you submit your purchase payment to your representative, we will generally not begin processing the purchase payment until we receive it from your representative’s broker-dealer. If your broker-dealer submits your purchase payment to us through the Depository Trust and Clearing Corporation (DTCC) or, pursuant to terms agreeable to us, uses a proprietary order placement system to submit your purchase payment to us, and your purchase payment was placed with your broker-dealer prior to 4:00 p.m., New York time, then we will use the Accumulation Unit value computed on that Valuation Date when processing your purchase payment. If your purchase payment was placed with your broker-dealer at or after 4:00 p.m. New York time, then we will use the Accumulation Unit value computed on the next Valuation Date.
The number of Accumulation Units determined in this way is not impacted by any subsequent change in the value of an Accumulation Unit. However, the dollar value of an Accumulation Unit will vary depending not only upon how well the underlying fund’s investments perform, but also upon the expenses of the VAA and the underlying funds.
Valuation of Accumulation Units
Purchase Payments allocated to the VAA are converted into Accumulation Units. This is done by dividing the amount allocated by the value of an Accumulation Unit for the Valuation Period during which the Purchase Payments are allocated to the VAA. The Accumulation Unit value for each Subaccount was or will be established at the inception of the Subaccount. It may increase or decrease from Valuation Period to Valuation Period. Accumulation Unit values are affected by investment performance of the funds, fund expenses, and the contract charges. The Accumulation Unit value for a Subaccount for a later Valuation Period is determined as follows:
1.	The total value of the fund shares held in the Subaccount is calculated by multiplying the number of fund shares owned by the Subaccount at the beginning of the Valuation Period by the net asset value per share of the fund at the end of the Valuation Period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the Valuation Period; minus
2.	The liabilities of the Subaccount at the end of the Valuation Period. These liabilities include daily charges imposed on the Subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and
3.	The result is divided by the number of Subaccount units outstanding at the beginning of the Valuation Period.
The daily charges imposed on a Subaccount for any Valuation Period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the Valuation Period.
In certain circumstances, and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.

Transfers On or Before the Annuity Commencement Date
The Contractowner (under an unallocated group contract) or Participant or Contractowner (under an allocated group contract) may transfer all or a portion of Account Value from one Subaccount to another.
A transfer involves the surrender of Accumulation Units in one Subaccount and the purchase of Accumulation Units in the other Subaccount. A transfer will be done using the respective Accumulation Unit values determined at the end of the Valuation Date on which the transfer request is received. Transfers (within the VAA and between the variable and fixed accounts) are restricted to once every 30 days. We reserve the right to further limit the number of transfers.
A transfer request may be made to us using written, telephone, fax, or electronic instructions, if the appropriate authorization is on file with us. Our address, telephone number, and internet address are on the first page of this prospectus. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the Participant a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone requests will be recorded and written confirmation of all transfer requests will be mailed to the Participant on the next Valuation Date.
Please note that the telephone and/or electronic devices may not always be available. Any telephone or electronic device, whether it is yours, your service provider’s, or your agent’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Servicing Office.
Requests for transfers will be processed on the Valuation Date that they are received in Good Order in our customer service center before the end of the Valuation Date (normally 4:00 p.m. New York time). If we receive a transfer request received in Good Order at or after 4:00 p.m., New York time, we will process the request using the Accumulation Unit value computed on the next Valuation Date.
When thinking about a transfer of Contract Value, you should consider the inherent risk involved. Frequent transfers based on short-term expectations may increase the risk that a transfer will be made at an inopportune time.
The Contractowner (under an unallocated group contract) or Participant or Contractowner (under an allocated group contract) may also transfer all or any part of the Account Value from the Subaccount(s) to the fixed account. Under an allocated contract, a Participant may transfer Account Value from the fixed side to the various Subaccount(s), provided that the sum of the transfers and withdrawals of Account Value in the fixed side transferred is limited to 20% of the Account Value in the fixed side in any 365 day period. Under an unallocated contract, a group Contractowner may transfer Account Value from the fixed side to the various Subaccount(s), provided that the sum of the transfers and withdrawals of Account Value in the fixed side transferred is limited to 20% of Account Value in the fixed side in any 365 day period. In the alternative, full liquidation of the fixed account may be requested over a 5-year period. If the 5-year payout period is chosen, the following schedule shows the percentage of the fixed account that will be transferred (or withdrawn) each year based on the value in the fixed account on each date:
Initial date	20%
First anniversary	20%
Second anniversary	25%
Third anniversary	33%
Fourth anniversary	50%
Fifth anniversary	100%
There is no charge for a transfer. However, we reserve the right to impose a charge in the future for any transfers.
Market Timing
Frequent, large, or short-term transfers among Subaccounts and the fixed account, such as those associated with “market timing” transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our participants and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the “Market Timing Procedures”). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Subaccounts and the fixed account that may affect other Participants or fund shareholders.
In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Subaccounts. While we reserve the right to enforce these policies and procedures, Participants and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual Participants, and (2) execute instructions from the fund to restrict or prohibit further purchases or transfers by specific Participants who violate the excessive trading policies established by the fund.
You should be aware that the purchase and redemption orders received by the funds generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan Participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the funds’ ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the funds (and thus our Participants) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the funds. In addition, if a fund believes that an omnibus order we submit may reflect one or more transfer requests from Participants engaged in disruptive trading activity, the fund may reject the entire omnibus order.
Our Market Timing Procedures detect potential “market timers” by examining the number of transfers made by Participants within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from Subaccount to Subaccount to comply with specific fund policies and procedures.
We may increase our monitoring of Participants who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same Participant if that Participant has been identified as a market timer. For each Participant, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.
Once a Participant has been identified as a “market timer” under our Market Timing Procedures, we will notify the Participant in writing that future transfers (among the Subaccounts and/or the fixed account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, first-class delivery for the remainder of the calendar year. Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a participant that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 or 2 business days. We will impose this “original signature” restriction on that Participant even if we cannot identify, in the particular circumstances, any harmful effect from that Participant's particular transfers.
Participants seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of Participants determined to be engaged in such transfer activity that may adversely affect other Participants or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.
Our Market Timing Procedures are applied consistently to all Participants. An exception for any Participant will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your contract may also be available as investment options for owners of other, older life insurance policies issued by us. Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among Subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan Participants.
In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all Participants or as applicable to all Participants investing in underlying funds.
Some of the funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the fund’s investment adviser, the fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds available through the VAA, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 or 2 business days. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.

Transfers After the Annuity Commencement Date
Contractowners or Participants may transfer all or a portion of the investment in one Subaccount to another Subaccount or to the fixed side of the contract. Those transfers will be limited to three times per Contract Year. However, after the Annuity Commencement Date, no transfers are allowed from the fixed side of the contract to the Subaccounts.
Additional Services
There may be additional services available to you: dollar-cost averaging, automatic withdrawal service/systematic withdrawal option, systematic transfer option, cross-reinvestment service/account sweep and portfolio rebalancing. In order to take advantage of one of these services, you will need to complete the election form for the service that is available from us.
Dollar-cost averaging allows you to transfer a designated amount from certain Subaccounts, the fixed side of the contract or money market account into other subaccounts on a monthly basis.
The automatic withdrawal service/systematic withdrawal option provides for an automatic periodic withdrawal of your Account Value.
The systematic transfer service allows you to fully liquidate your fixed account balance over 5 years and transfer the amounts into one or more of the Subaccounts.
The cross-reinvestment service/account sweep allows you to keep a designated amount in one Subaccount or the fixed account, and automatically transfer the excess to other Subaccounts of your choice.
Portfolio rebalancing is an option that restores to a predetermined level the percentage of Account Value allocated to each Subaccount or the fixed account.
Death Benefit Before the Annuity Commencement Date
If a Participant under an allocated contract issued in connection with a Section 403(b) plan that is not subject to ERISA dies before the Annuity Commencement Date, we will pay the Beneficiary, if one is living, a Death Benefit equal to the greater of the following amounts:
a.	the Net Contributions, or
b.	the Participant's Account Value less any outstanding loan balance.
No surrender charge or account charge is deducted from the Death Benefit. The Death Benefit will be determined at the end of the Valuation Period during which we approve the death claim, and are in receipt of both the proof of death and the election form of benefit.
The Participant may designate a Beneficiary during the life of the Participant and change the Beneficiary by filing a written request with the Home Office. Each change of Beneficiary revokes any previous designation. Unless otherwise provided in the Beneficiary designation, if no Beneficiary survives the Participant, the Death Benefit will be paid in one sum to the Participant's estate.
All Death Benefit payments will be subject to the employers plan (if applicable) and to the laws and regulations governing Death Benefits. In addition, no payment of Death Benefit provided upon the death of the Participant will be allowed that does not satisfy the requirements of Code Section 72(s) or Section 401(a)(9) of the tax code. Death Benefits are taxable. See Federal Tax Matters – Taxation of Death Benefits.
If the Beneficiary is the spouse of the Contractowner, then the spouse may elect to continue the contract as the new Contractowner. Same-sex spouses should carefully consider whether to purchase annuity products that provide benefits based upon status as a spouse, and whether to exercise any spousal rights under the contract. The U.S. Supreme Court recently held that same-sex spouses who have been married under state law will now be treated as spouses for purposes of federal law. You are strongly encouraged to consult a tax advisor before electing spousal rights under the contract.
The Death Benefit may be paid in a lump sum or under settlement options then available. If a lump sum settlement is elected, the proceeds will generally be paid within seven days of approval by us of the claim. This payment may be postponed as permitted by the 1940 Act.
Discontinuance and Withdrawals
Discontinuance. A group Contractowner may discontinue a group contract at any time by giving written notice to Lincoln Life. The contract will be deemed discontinued on the later of the Valuation Date the Contractowner specifies or the Valuation Date on which we receive the written notice. Lincoln Life may also give a group Contractowner written notice that the group contract will be discontinued by Lincoln Life if the plan does not qualify for special tax treatment under Section 401, 403, 408, 414 or 457 of the tax code. Lincoln Life will give the group Contractowner at least 15 days advance written notice in which to cure any remediable defaults before discontinuing the group contract.

With respect to an allocated group contract, if the contract is discontinued due to the Contractowner's request, Participants will be given written notice. As of the date the contract is discontinued, no additional contributions will be accepted. However, transfers, withdrawals, and loans will continue to be permitted, in accordance with the terms of the contract.
Subject to applicable regulatory requirements, if an allocated group contract is discontinued due to not qualifying for special tax treatment under Section 401, 403, 408, 414 or 457 of the tax code, the Account Value will be paid to the Contractowner or Participant, subject to the charges and restrictions applicable to a withdrawal of the entire account value. Participants will be given written notice.
Subject to applicable regulatory requirements, if an unallocated group contract is discontinued, the Account Value will be paid to the Contractowner, subject to the charges and restrictions applicable to a withdrawal of the entire Account Value.
In the event that Lincoln Life ceases to offer the contracts to new purchasers, we may also determine to deactivate a group contract by prohibiting additional contributions and/or the addition of new Participants under the contract. Contractowners will be given at least 90 days' notice of deactivation of the contract.
Some contracts provide that the Account Value in the fixed side of the contract may be paid in a lump sum subject to a market value adjustment. This option is available under allocated group contracts if the contract is discontinued and the contract is subject to ERISA. It is also available within unallocated group contracts if 100% of the Account Value is requested. If this option is selected, the Account Value in the fixed side of the contract will be paid in a lump sum equal to the market value factor times the Account Value in the fixed side reduced by the sum of the surrender charges and the account charge times the number of Participants. The market value factor is the lesser of 1.00 or the ratio of:
Current Bond Price
Par Value of that Bond
The Current Bond Price will be calculated at the time of contract discontinuance and will be equal to the price of a bond:
•	issued with a maturity date of 6.5 years;
•	bearing interest at the weighted average of the declared interest rates in effect as of the discontinuance date; and
•	calculated to yield the Merrill Lynch Baa Intermediate Industrial Average for the week in which the notice of discontinuance is received.
The amount payable will never be less than the principal in the fixed side of contract accumulated at an effective annual interest rate of 3.00%
Withdrawals. Withdrawals of Account Value under the contract for any one of the following reasons (benefit responsive withdrawals) may be made at any time and in any amount, and are not subject to a surrender charge:
•	to make a payment due to the Participant's death, disability, retirement, or termination of employment, excluding termination of employment due to plan termination, plant shutdown, or any other program instituted by the Participant's employer which would reduce the work force by more than 20%;
•	to make a payment for a participant hardship situation as permitted by the plan;
•	to make a payment pursuant to a Qualified Domestic Relations Order (QDRO); or
•	to purchase an annuity option under the contract.
Upon receipt of request for payment due to a Participant's death, we will make a payment equal to the greater of the following amounts:
•	the Net Contributions, or
•	the Participant's Account Value less any outstanding loan balance.
If a withdrawal for the entire Account Value is requested and there is an outstanding loan balance, the Account Value will be reduced by the amount of the outstanding loan balance. The remaining Account Value will be calculated at the end of the Valuation Period following the deduction of the loan balance.
Withdrawals of Account Value that are not benefit responsive withdrawals are generally subject to a surrender charge in accordance with the terms of the contract. See – Charges and Other Deductions. Such withdrawals are also subject to certain additional conditions as follows:
•	Partial withdrawals of up to a cumulative percentage limit of 20% of the Account Value attributable to an unallocated group contract, or a Participant or Contractowner under an allocated group contract, may be made in each Contract Year without imposition of a surrender charge. (To determine the 20% limit, all partial withdrawals during the Contract Year, including the withdrawal amount being requested, are added together, and the sum is divided by the Account Value at the time of the requested withdrawal). Partial withdrawals in excess of the cumulative percentage limit in any Contract Year are subject to the surrender charge. In addition, if a complete withdrawal of all Account Value in the VAA is requested, then the entire amount of such withdrawal is subject to the surrender charge. In the event that a withdrawal of the entire Account Value allocated to both the VAA and the fixed side is requested, then the account charge will also be deducted from Account Value prior to payment.
•	Withdrawals of account value from the fixed side of the contract may be requested as either periodic elective withdrawals or systematic withdrawals.
•	In any 365-day period, a periodic elective withdrawal of up to 20% of Account Value per Contractowner or per Participant, as applicable, from the fixed side may be made. The cumulative percentage limit of 20% is the sum of all periodic elective transfers and withdrawals from the fixed side during the preceding 364-day period plus the amount of the requested withdrawal, divided by the then current Account Value in the fixed side. Periodic elective withdrawals (or transfers) from the fixed side in excess of this cumulative percentage limit will not be permitted.
In addition, full liquidation of the fixed account may be requested over a 5-year period. If the 5-year payout period is chosen the following schedule shows the percentage of the fixed account that will be transferred (or withdrawn) each year based on the value in the fixed account on each date:
Initial date	20%
First anniversary	20%
Second anniversary	25%
Third anniversary	33%
Fourth anniversary	50%
Fifth anniversary	100%
•	The initial payment of a systematic withdrawal will be reduced by the amount of any periodic elective withdrawals (or transfers) from the fixed side during the immediately preceding 365-day period. Neither a Contractowner nor a Participant can make periodic elective withdrawals (or transfers) from the fixed side while a systematic withdrawal (or transfer) is effective, or for one calendar year after the systematic withdrawal (or transfer) election has been rescinded. In addition, while systematic withdrawal (or transfer) election is in effect, a Participant cannot allocate contributions to the fixed side.
General. All withdrawal requests must be submitted to us on an approved Lincoln Life form, and, unless the contract has been issued in connection with a Section 403(b) plan not subject to the Employee Retirement Income Security Act of 1974, as amended (ERISA), must be authorized by the group Contractowner. In a 403(b) plan that is not subject to ERISA the Participant must submit the withdrawal request.
Special restrictions on withdrawals apply if the contract is purchased as part of a retirement plan of a public school system or Section 501(c)(3) organization under Section 403(b) of the tax code. In order for a contract to retain its tax-qualified status, Section 403(b) prohibits a withdrawal from a Section 403(b) contract of post-1988 contributions (and earnings on those contributions) pursuant to a salary reduction agreement. However, this restriction does not apply if the Annuitant:
•	attains age 59½
•	separates from service
•	dies
•	becomes totally and permanently disabled and/or
•	experiences financial hardship (in which event the income attributable to those contributions may not be withdrawn).
Pre-1989 contributions and earnings through December 31, 1988, are not subject to the previously stated restriction.
Any withdrawal after an Annuity Commencement Date depends upon the annuity option selected.
The Account Value available upon withdrawal is determined at the end of the Valuation Period during which the written request for withdrawal is received at the Home Office. Withdrawal payments from the VAA will be mailed within seven days after we receive a valid written request at the Home Office. The payment may be postponed as permitted by the 1940 Act.
Unless a request for withdrawal specifies otherwise, withdrawals will be made from all Subaccounts within the VAA and from the fixed side in the same proportion that the amount withdrawn bears to the total Account Value.
As discussed above, there are charges associated with withdrawal of account value during the first ten contract years. See – Charges and Other Deductions-Surrender Charge. You may specify that the charges be deducted from the amount you request withdrawn or from the remaining Account Value. If you specify that the charges be deducted from the remaining Account Value, the amount of the total withdrawal will be increased according to a formula for calculating the impact of the applicable surrender charge percentage; consequently, the amount of the charge associated with that withdrawal will also increase. In other words, the amount deducted to cover the surrender charge is also subject to a surrender charge.
The tax consequences of withdrawals are discussed later in this booklet. See – Federal Tax Matters.
The contract will terminate when there is no Account Value remaining. See the contract for more information.

Loans
With respect to an allocated group contract, a Participant under a plan that permits loans may apply for a loan under the contract prior to such Participant's Annuity Commencement Date. A Participant must complete a loan application and assign Account Value in the fixed side equal to the loan amount as security for the loan. If the Account Value in the fixed side is less than the loan amount, we will transfer Account Value from the VAA to the fixed side, from either the Subaccounts specified by the Participant or on a pro-rata basis from all Subaccounts. For purposes of applying transfer and withdrawal restrictions from the fixed side of the contract, any amount allocated to the fixed side of the contract as security for a loan will be included in the calculation of Account Value in the fixed side of the contract. However, neither withdrawals nor transfers from the fixed side of the contract are allowed to the extent that such a withdrawal or transfer would cause the value in the fixed side to be less than any outstanding loan. The minimum loan amount is $1,000. A Participant may borrow up to the lesser of 50% of the account value or $50,000 on all outstanding loans to the Participant under all plans. However, for plans not subject to ERISA, if 50% of the total Account Value is less than $10,000, the Participant may borrow the lesser of $10,000 or 100% of the Account Value. A Participant may have only one contract loan with us at any one time. Also, if the Participant had an outstanding loan during the preceding twelve month period, the $50,000 maximum loan limit is reduced by the excess of the highest outstanding balance of loans during the preceding twelve month period over the outstanding current loan balance.
The loan interest rate is adjustable, which means it may change from time to time. The initial annual loan rate of interest, which we declare quarterly, will generally be the Moody's Corporate Bond Yield monthly average for the calendar month two months prior to the first day of each calendar quarter, rounded down to the next .25%. At the beginning of each calendar quarter, we will compare each loan's interest rate to the then current declared interest rate. If the then current declared interest rate is less than the loan's interest rate by .50% or more, the loan's interest rate will be decreased to equal the then current declared interest rate. The loan's interest rate will remain unchanged if the then current declared interest rate differs from the loan's interest rate by less than .50%. The loan rate for an existing loan may decrease, but it will never increase. During the time that the loan is outstanding, the amount of the loan principal pledged as security for the loan will earn interest at an annual rate of at least 3.00%, as specified in the contract. Loan payments of principal and interest must be paid in level amortized payments, either monthly or quarterly. The loan must be repaid within 5 years unless it is being used to purchase a principal residence for the Participant in which case the loan must be repaid within 20 years or less.
The amounts and terms of a Participant loan may be subject to the restrictions imposed under Section 72(p) of the tax code, Title I of ERISA, and any applicable plan. Under certain contracts, a one-time fee of up to $35 may be charged to set up a loan. Please see your contract for more information about loans, including interest rates and applicable fees and charges. This provision is not available in an unallocated group contract.
Please note: certain contracts do not have all of the loan provisions outlined above. Therefore, your contract may contain loan provisions with the following differences:
•	the loan interest for new loans is determined monthly (not quarterly);
•	the loan interest rate for existing loans is adjusted on the anniversary of the loan (not at the beginning of each quarter); and
•	the loan interest rate for existing loans may increase or decrease (not just decrease).
See your contract for more information.
Delay of Payments
Contract proceeds from the VAA will be paid within seven days, except:
•	when the NYSE is closed (other than weekends and holidays);
•	times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or
•	when the SEC so orders to protect Contractowners.
We may defer payments from the fixed side of the contract for up to six months.
Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a Purchase Payment and/or deny payment of a request for transfers, withdrawals, surrenders, or Death Benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a Contractowner's account to government regulators.
Abandoned Property. Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the date a benefit is due and payable. For example, if the payment of a Death Benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary of the Death Benefit, or the Beneficiary does not come forward to claim the Death Benefit in a timely manner, the Death Benefit will be “escheated”. This means that the Death Benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the

Contractowner last resided, as shown on our books and records, or to our state of domicile. This escheatment is revocable and the state is obligated to pay the Death Benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation.
To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change. You may update your Beneficiary designations by submitting a Beneficiary change form to our Home Office.
Amendment of Contract
We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state’s insurance department (if required).
Ownership
Contractowners have all rights under the contract. According to Indiana law, the assets of the VAA are held for the exclusive benefit of all Contractowners and their designated Beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. Qualified contracts may not be assigned or transferred except as permitted by applicable law and upon written notification to us. Qualified contracts and active life certificates may not be assigned or transferred except as permitted by ERISA and on written notification to us. In addition, a Participant, Beneficiary, or Annuitant may not, unless permitted by law, assign or encumber any payment due under the contract.
Contractowner Questions
The obligations to purchasers under the contracts are those of Lincoln Life. This prospectus provides a general description of the material features of the contract. Questions about your contract should be directed to us at 1-800-341-0441.
Annuity Payouts
As permitted by the plan, the Participant, or the Beneficiary of a deceased Participant, may elect to convert all or part of the Participant's account balance or the Death Benefit to any annuity payout. The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The contract provides that all or part of the contract value may be used to purchase an annuity payout option.
You may elect annuity payouts in monthly, quarterly, semiannual or annual installments.
We may maintain variable annuity payouts in the VAA, or in another separate account of Lincoln Life (variable payout division). We do not impose a charge when the annuity conversion amount is applied to a variable payout division to provide an annuity payout option. The contract benefits and charges for an annuity payout option, whether maintained in the VAA or in a variable payout division, are as described in this prospectus. The selection of funds available through a variable payout division may be different from the funds available through the VAA. If we will maintain a participant's variable annuity payout in a variable payout division, we will provide a prospectus for the variable payout division before the Annuity Commencement Date.
Annuity Options
Life Annuity. This option offers a periodic payout during the lifetime of the Annuitant and ends with the last payout before the death of the Annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a Death Benefit for Beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if he or she dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.
Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the Annuitant. The designated period is selected by the Contractowneror Participant.
Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both Annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.
Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the Contractowner or Participant, as applicable.
Joint Life and Two Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. When one of the joint Annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.

Joint Life and Two-Thirds Survivor Annuity with Guaranteed Period. This option provides a periodic payout during the joint lifetime of the Annuitant and a joint Annuitant. When one of the joint Annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the Annuitants die during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.
Unit Refund Life Annuity. This option offers a periodic payout during the lifetime of the Annuitant with the guarantee that upon death a payout will be made of the value of the number of Annuity Units (see Variable Annuity Payouts) equal to the excess, if any, of:
•	the total amount applied under this option divided by the Annuity Unit value for the date payouts begin, minus
•	the Annuity Units represented by each payout to the Annuitant multiplied by the number of payouts paid before death.
The value of the number of Annuity Units is computed on the date the death claim is approved for payment by the appropriate office.
General information
Under the options listed above, you may not make withdrawals. Other options may be made available by us. Annuity payout options are only available if consistent with the contract, the plan, the tax code, and ERISA. The mortality and expense risk charge will be assessed on all variable annuity payouts, including options that do not have a life contingency and therefore no mortality risk.
Under any option providing for guaranteed payouts, the number of payouts which remain unpaid at the date of the Annuitant's death (or surviving Annuitant's death in the case of a joint life annuity) will be paid to the Beneficiary as payouts become due.
Variable Annuity Payouts
Variable Annuity Payouts will be determined using:
•	The Contract Value on the Annuity Commencement Date;
•	The annuity tables contained in the contract;
•	The annuity option selected; and
•	The investment performance of the fund(s) selected.
To determine the amount of payouts, we make this calculation:
1. Determine the dollar amount of the first periodic payout; then
2. Credit the contract with a fixed number of Annuity Units equal to the first periodic payout divided by the Annuity Unit value; and
3. Calculate the value of the Annuity Units each period thereafter.
We assume an investment return of 5% per year, as applied to the applicable mortality table. The amount of each payout after the initial payout will depend upon how the underlying fund(s) and series perform, relative to the 5% assumed rate. If the actual net investment rate (annualized) exceeds 5%, the Annuity Payout will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than 5% annuity payments will decrease. There is a more complete explanation of this calculation in the SAI.
Distribution of the Contracts
Lincoln Financial Distributors, Inc. (“LFD”) serves as Principal Underwriter of this contract. LFD is affiliated with Lincoln Life and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA. The Principal Underwriter has entered into selling agreements with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively, “LFN”), also affiliates of ours. The Principal Underwriter has also entered into selling agreements with broker-dealers that are unaffiliated with us (“Selling Firms”). While the Principal Underwriter has the legal authority to make payments to broker-dealers which have entered into selling agreements, we will make such payments on behalf of the Principal Underwriter in compliance with appropriate regulations. We also pay on behalf of LFD certain of its operating expenses related to the distribution of this and other of our contracts. The Principal Underwriter may also offer “non-cash compensation”, as defined under FINRA’s rules, which includes among other things, merchandise, gifts, marketing support, sponsorships, seminars, entertainment and travel expenses. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the contract to you or for any alternative proposal that may have been presented to you. You may wish to take such compensation payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a contract. The following paragraphs describe how payments are made by us and the Principal Underwriter to various parties.
Compensation Paid to LFN. The maximum commission the Principal Underwriter pays to LFN is 4.50% of Purchase Payments. LFN may elect to receive a lower commission when a Purchase Payment is made along with an earlier quarterly payment based on Contract Value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to LFN is 1.25% of annuitized value and/or ongoing annual compensation of up to 0.00% of annuity value or statutory reserves.

Lincoln Life also pays for the operating and other expenses of LFN, including the following sales expenses: registered representative training allowances; compensation and bonuses for LFN's management team; advertising expenses; and all other expenses of distributing the contracts. LFN pays its registered representatives a portion of the commissions received for their sales of contracts. LFN registered representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements. In addition, LFN registered representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the contracts may help LFN registered representatives and/or their managers qualify for such benefits. LFN registered representatives and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.
Compensation Paid to Unaffiliated Selling Firms. The Principal Underwriter pays commissions to all Selling Firms. The maximum commission the Principal Underwriter pays to Selling Firms, other than LFN, is 4.50% of Purchase Payments. Some Selling Firms may elect to receive a lower commission when a Purchase Payment is made along with an earlier quarterly payment based on Contract Value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to Selling Firms is 1.25% of annuitized value and/or ongoing annual compensation of up to 0.00% of annuity value or statutory reserves. LFD also acts as wholesaler of the contracts and performs certain marketing and other functions in support of the distribution and servicing of the contracts.
LFD may pay certain Selling Firms or their affiliates additional amounts for, among other things: (1) “preferred product” treatment of the contracts in their marketing programs, which may include marketing services and increased access to registered representatives; (2) sales promotions relating to the contracts; (3) costs associated with sales conferences and educational seminars for their registered representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the Selling Firm offers.
Lincoln Life may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts. LFD, as wholesaler, may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards. These additional payments are not offered to all Selling Firms, and the terms of any particular agreement governing the payments may vary among Selling Firms.
These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. Additional information relating to compensation paid in 2014 is contained in the SAI.
Compensation Paid to Other Parties. Depending on the particular selling arrangements, there may be others whom LFD compensates for the distribution activities. For example, LFD may compensate certain “wholesalers”, who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to Contractowners or the VAA. All compensation is paid from our resources, which include fees and charges imposed on your contract.
Federal Tax Matters
Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules found in the Internal Revenue Code (“Code”), Treasury Regulations and applicable IRS guidance to your individual situation.
Qualified Retirement Plans
We have designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the tax code. Contracts issued to or in connection with a qualified retirement plan are called “qualified contracts.” We issue contracts for use with various types of qualified retirement plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified retirement plans. Persons planning to use the contract in connection with a qualified retirement plan should obtain advice from a competent tax adviser.
Types of Qualified Contracts and Terms of Contracts
Qualified retirement plans may include the following:
•	Individual Retirement Accounts and Annuities (“Traditional IRAs”)
•	Roth IRAs
•	Traditional IRA that is part of a Simplified Employee Pension Plan (“SEP”)
•	SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)
•	401(a) / (k) plans (qualified corporate employee pension and profit-sharing plans)
•	403(a) plans (qualified annuity plans)
•	403(b) plans (public school system and tax-exempt organization annuity plans)
•	H.R. 10 or Keogh Plans (self-employed individual plans)
•	457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)
We will amend contracts to be used with a qualified retirement plan as generally necessary to conform to the tax law requirements for the type of plan. However, the rights of a person to any qualified retirement plan benefits may be subject to the plan's terms and conditions. In addition, we are not bound by the terms and conditions of qualified retirement plans to the extent such terms and conditions contradict the contract, unless we consent.
If your contract was issued pursuant to a 403(b) plan, we now are generally required to confirm, with your 403(b) plan sponsor or otherwise, that contributions (purchase payments), as well as surrenders, loans or transfers you request, comply with applicable tax requirements and to decline purchase payments or requests that are not in compliance. We will defer crediting purchase payments we receive or processing payments you request until all information required under the tax law has been received. By directing purchase payments to the contract or requesting a surrender, loan or transfer, you consent to the sharing of confidential information about you, the contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

Also, for 403(b) contracts issued on or after January 1, 2009, amounts attributable to employer contributions are subject to restrictions on withdrawals specified in your employer's 403(b) plan, in order to comply with new tax regulations (previously, only amounts attributable to your salary-reduction contributions were subject to withdrawal restrictions). Amounts transferred to a 403(b) contract from other 403(b) contracts or accounts must generally be subject to the same restrictions on withdrawals applicable under the prior contract or account.
Tax Deferral on Earnings
The Federal income tax law generally does not tax any increase in your contract value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
•	An individual must own the contract (or the tax law must treat the contract as owned by an individual).
•	The investments of the VAA must be “adequately diversified” in accordance with IRS regulations.
•	Your right to choose particular investments for a contract must be limited.
•	The Annuity Commencement Date must not occur near the end of the Annuitant’s life expectancy.
Investments in the VAA Must Be Diversified
For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be “adequately diversified.” Treasury regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract purchase payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the IRS regulations so that the VAA will be considered “adequately diversified.”
Restrictions
Federal income tax law limits your right to choose particular investments for the contract. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, bonus credits, persistency credits and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent to try to prevent the tax law from considering you as the owner of the assets of the VAA.
Tax Treatment of Qualified Contracts
The Federal income tax rules applicable to qualified retirement plans and qualified contracts vary with the type of plan and contract. For example,

•	Federal tax rules limit the amount of purchase payments that can be made, and the tax deduction or exclusion that may be allowed for the purchase payments. These limits vary depending on the type of qualified retirement plan and the plan Participant’s specific circumstances (e.g., the Participant’s compensation).
•	Minimum annual distributions are required under some qualified retirement plans once you reach age 70 ½ or retire, if later as described below.
•	Under most qualified plans, such as a traditional IRA, the owner must begin receiving payments from the contract in certain minimum amounts by a certain age, typically age 70 ½. Other qualified plans may allow the Participant to take required distributions upon the later of reaching age 70 ½ or retirement.
Please note that qualified retirement plans such as 403(b) plans, 401(k) plans and IRAs generally defer taxation of contributions and earnings until distribution. As such, an annuity does not provide any additional tax deferral benefit beyond the qualified retirement plan itself.
Tax Treatment of Payments
The Federal income tax rules generally include distributions from a qualified contract in the Participant's income as ordinary income. These taxable distributions will include purchase payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for purchase payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.
Required Minimum Distributions (RMDs)
Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by April 1 of the year following the year you attain age 70 ½ or retire, if later. You are required to take distributions from your traditional IRAs by April 1 of the year following the year you reach age 70 ½. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.
Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.
Treasury regulations applicable to required minimum distributions include a rule that may impact the distribution method you have chosen and the amount of your distributions. Under these regulations, the presence of an enhanced Death Benefit, Lincoln SmartSecurity® Advantage, or other benefit, if any, may require you to take additional distributions. An enhanced Death Benefit is any Death Benefit that has the potential to pay more than the contract value or a return of purchase payments. Please contact your tax adviser regarding any tax ramifications.
Federal Penalty Tax on Early Distributions from Qualified Retirement Plans
The tax code may impose a 10% penalty tax on an early distribution from a qualified contract that must be included in income. The tax code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, the 10% penalty tax will not apply to any of the following withdrawals, surrenders, or Annuity Payouts:
•	Distribution received on or after the Annuitant reaches 59½
•	Distribution received on or after the Annuitant’s death or because of the Annuitant’s disability (as defined in the tax law)
•	Distribution received as a series of substantially equal periodic payments based on the Annuitant’s life (or life expectancy), or
•	Distribution received as reimbursement for certain amounts paid for medical care.
These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified retirement plans. However, the specific requirements of the exception may vary.
Unearned Income Medicare Contribution
Congress enacted the “Unearned Income Medicare Contribution” as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual’s “unearned income,” or (ii) the dollar amount by which the individual’s modified adjusted gross income exceeds the applicable threshold. Distributions that you take from your contract are not included in the calculation of unearned income because your contract is a qualified plan contract. However, the amount of any such distribution is included in determining whether you exceed the modified adjusted gross income threshold. The tax is effective for tax years after December 31, 2012. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.
Taxation of Death Benefits
We may distribute amounts from your contract because of your death. Federal tax rules may limit the payment options available to your Beneficiaries. If your spouse is your Beneficiary, your surviving spouse will generally receive special treatment and will have more available payment options. Non-spouse Beneficiaries do not receive the same special treatment. Payment options may be further limited depending upon whether you reached the date upon which you were required to begin minimum distributions. The Pension Protection Act of 2006 (“PPA”) permits non-spouse Beneficiary rollovers to an “inherited IRA” (effective January 1, 2007).
Transfers and Direct Rollovers
As a result of the Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. The PPA permits direct conversions from certain qualified, 403(b) or 457(b) plans to Roth IRAs (effective for distribution after 2007). There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers or after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.
The IRS issued Announcement 2014-15 following the Tax Court’s decision in Bobrow v. Commissioner, T.C. Memo. 2014-21. In the Announcement, the IRS stated its intent to apply the one-rollover-per-year limitation of 408(d)(3)(B) on an aggregate basis to all IRAs that an individual owns. This means that an individual cannot make a tax-free IRA-to-IRA rollover if he or she has made such a rollover involving any of the individual’s IRAs in the current tax year. If an intended rollover does not qualify for tax-free rollover treatment, contributions to your IRA may constitute excess contributions that may exceed contribution limits. This one-rollover-per-year limitation does not apply to direct trustee-to-trustee transfers.
Federal Income Tax Withholding
We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or Annuity Payout is requested, we will give you an explanation of the withholding requirements.
Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or (b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.
Special Considerations for Same-Sex Couples
The U.S. Supreme Court recently held same-sex spouses who have been married under state law will now be treated as spouses for purposes of federal law. You are strongly encouraged to consult a tax advisor before electing spousal rights under the contract.
Nonqualified Annuity Contracts
A nonqualified annuity is a contract not issued in connection with an IRA or a qualified retirement plan receiving special tax treatment under the tax code. These contracts are not intended for use with nonqualified annuity contracts. Different federal tax rules apply to nonqualified annuity contracts. Persons planning to use the contract in connection with a nonqualified annuity should obtain advice from a tax advisor.
Our Tax Status
Under existing Federal income tax laws, we do not pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the owner of the assets of the VAA. Therefore, we do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.
Changes in the Law
The above discussion is based on the tax code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.

Additional Information
Voting Rights
As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of Contractowners who have interests in any Subaccounts which invest in classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.
The number of votes which you have the right to cast will be determined by applying your percentage interest in a Subaccount to the total number of votes attributable to the Subaccount. In determining the number of votes, fractional shares will be recognized.
Each underlying fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a “quorum”), and the percentage of such shares present in person or by proxy which must vote in favor of matters presented. Because shares of the underlying fund held in the VAA are owned by us, and because under the 1940 Act we will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each Contractowner provide their voting instructions to us. Even though Contractowners may choose not to provide voting instruction, the shares of a fund to which such Contractowners would have been entitled to provide voting instruction will, subject to fair representation requirements, be voted by us in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of Contractowners could determine the outcome of matters subject to shareholder vote. All shares voted by us will be counted when the underlying fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met. Voting instructions to abstain on any item to be voted on will be applied proportionately to reduce the number of votes eligible to be cast.
Whenever a shareholders meeting is called, we will provide or make available to each person having a voting interest in a Subaccount proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln Life may vote fund shares. See Investments of the Variable Annuity Account – Fund Shares.
Return Privilege
With respect to a participant under an allocated group contract, within the free-look period after you first receive the certificate, you may cancel it for any reason by delivering or mailing it postage prepaid, to the servicing office at P.O. Box 2340 Fort Wayne, IN 46801-2340. A certificate canceled under this provision will be void. With respect to the fixed side of a contract, we will return contributions. With respect to the VAA, except as explained in the following paragraph, we will return the account value as of the date of receipt of the cancellation, plus any account charge and any premium taxes which had been deducted. No surrender charge will be assessed. A participant who allocates contributions to the VAA is subject to the risk of a market loss during the free-look period.
For contracts written in those states whose laws require that we assume this market risk during the free-look period, a contract may be canceled, subject to the conditions explained before, except that we will return only the contribution(s).
State Regulation
As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance. Our books and accounts are subject to review and examination by the Indiana Department of Insurance at all times. A full examination of our operations is conducted by that Department at least every five years.
Restrictions Under the Texas Optional Retirement Program
Title 8, Section 830.105 of the Texas Government Code, consistent with prior interpretations of the Attorney General of the State of Texas, permits participants in the Texas Optional Retirement Program (ORP) to redeem their interest in a variable annuity contract issued under the ORP only upon:
•	Termination of employment in all institutions of higher education as defined in Texas law;
•	Retirement; or
•	Death.
Accordingly, a participant in the ORP will be required to obtain a certificate of termination from their employer before accounts can be redeemed.
Records and Reports
As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the Home Office, at least semi-annually after the first Contract Year, reports containing information required by that Act or any other applicable law or regulation.
A written confirmation of each transaction will be mailed to you on the next Valuation Date, except for the following transactions, which are mailed quarterly:
•	deduction of any account fee or rider charges;
•	crediting of persistency credits, if applicable;
•	any rebalancing event under Asset Allocation Models, Investment Requirements or the portfolio rebalancing service; and
•	any transfer or withdrawal under any applicable additional service: dollar cost averaging, AWS, or the cross-reinvestment service.
Cyber Security
Our business is highly dependent upon the effective operation of our computer systems and those of our business partners, so our business is potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting us, any third-party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate Accumulation Unit values, cause the release and possible destruction of confidential customer or business information, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your contract to lose value. There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your contract due to cyber-attacks or information security breaches in the future.
Other Information
You may elect to receive your prospectus, prospectus supplements, quarterly statements, and annual and semiannual reports electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center, or contacting us. To learn more about this service, please log on to www.LincolnFinancial.com, select service centers and continue on through the Internet Service Center.
Legal Proceedings
In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.
After consultation with legal counsel and a review of available facts, it is management’s opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period. Please refer to the Statement of Additional Information for possible additional information regarding legal proceedings.

Contents of the Statement of Additional Information (SAI)
for Lincoln Life Variable Annuity Account Q
Item
Special Terms
Services
Principal Underwriter
Purchase of Securities Being Offered
Annuity payouts
Determination of Accumulation and Annuity Unit Value
Capital Markets
Advertising & Ratings
About the S&P 500 Index
Unclaimed Property
Additional Services
Other Information
Financial Statements
For a free copy of the SAI complete the form below.
Statement of Additional Information Request Card
Group Variable Annuity Contracts
Lincoln Life Variable Annuity Account Q

Please send me a free copy of the current Statement of Additional Information for Lincoln Life Variable Annuity Account Account Q.
(Please Print)
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Mail to: The Lincoln Life National Insurance Co., P. O. Box 2340, Fort Wayne, IN 46808

Appendix A—Condensed Financial Information
Accumulation Unit Values
The following information relates to accumulation unit values and accumulation units for funds available in the periods ended December 31. It should be read along with the VAA’s financial statement and notes which are included in the SAI.
	Standard			1st Breakpoint			2nd Breakpoint
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
ABVPSF Global Thematic Growth
2005	4.642	4.764	81	4.696	4.831	91	N/A	N/A	N/A
2006	4.764	5.111	89	4.831	5.197	114	4.748	5.201	1**
2007	5.111	6.067	121	5.197	6.184	124	5.201	6.201	1**
2008	6.067	3.155	136	6.184	3.225	116	6.201	3.240	8
2009	3.155	4.784	170	3.225	4.901	130	3.240	4.934	15
2010	4.784	5.617	179	4.901	5.769	117	4.934	5.819	16
2011	5.617	4.259	166	5.769	4.385	125	5.819	4.432	18
2012	4.259	4.775	165	4.385	4.929	111	4.432	4.992	14
2013	4.775	5.811	153	4.929	6.014	3	4.992	6.103	10
2014	5.811	6.029	150	6.014	6.255	3	6.103	6.361	4
ABVPSF Growth and Income(1)
2004	10.342*	11.133*	1**	10.350*	11.150*	2	N/A	N/A	N/A
2005	11.133	11.528	11	11.150	11.575	68	N/A	N/A	N/A
2006	11.528	13.351	77	11.575	13.440	74	12.228	13.449	78
2007	13.351	13.861	82	13.440	13.987	108	13.449	14.025	71
2008	13.861	8.138	100	13.987	8.233	58	14.025	8.272	56
2009	8.138	9.697	117	8.233	9.835	61	8.272	9.901	35
2010	9.697	10.829	123	9.835	11.011	54	9.901	11.106	14
2011	10.829	11.371	124	11.011	11.592	51	11.106	11.716	12
2012	11.371	13.199	122	11.592	13.489	58	11.716	13.661	12
2013	N/A	N/A	N/A	13.489	15.819	7	13.661	16.033	12
American Century VP Inflation Protection(2)
2009	10.140	10.614	10	10.061	10.630	2	N/A	N/A	N/A
2010	10.614	11.072	13	10.630	11.116	9	N/A	N/A	N/A
2011	11.072	12.288	36	11.116	12.368	22	N/A	N/A	N/A
2012	12.288	13.083	61	12.368	13.202	31	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Global Growth
2005	11.309	12.772	11	11.327	12.825	90	N/A	N/A	N/A
2006	12.772	15.227	35	12.825	15.329	42	14.022	15.340	126
2007	15.227	17.314	62	15.329	17.474	120	15.340	17.521	130
2008	17.314	10.561	98	17.474	10.685	108	17.521	10.735	146
2009	10.561	14.878	125	10.685	15.092	117	10.735	15.193	167
2010	14.878	16.460	142	15.092	16.739	119	15.193	16.885	141
2011	16.460	14.848	143	16.739	15.137	118	16.885	15.300	116
2012	14.848	18.017	129	15.137	18.414	130	15.300	18.649	67
2013	18.017	23.042	127	18.414	23.609	6	18.649	23.958	58
2014	23.042	23.340	128	23.609	23.975	6	23.958	24.378	56
American Funds Growth
2005	8.740	10.054	723	8.842	10.197	2,469	N/A	N/A	N/A
2006	10.054	10.971	886	10.197	11.155	1,043	10.428	11.163	1,694
2007	10.971	12.202	914	11.155	12.439	1,357	11.163	12.472	1,565
2008	12.202	6.769	946	12.439	6.917	848	12.472	6.950	1,267
2009	6.769	9.342	1,035	6.917	9.572	888	6.950	9.636	1,142
2010	9.342	10.977	1,044	9.572	11.275	833	9.636	11.373	1,001
2011	10.977	10.403	931	11.275	10.712	775	11.373	10.827	786
2012	10.403	12.142	861	10.712	12.534	761	10.827	12.694	645
2013	12.142	15.639	776	12.534	16.185	104	12.694	16.424	591
2014	15.639	16.801	748	16.185	17.431	96	16.424	17.724	552

	Standard			1st Breakpoint			2nd Breakpoint
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
American Funds Growth-Income
2005	10.977	11.502	58	10.994	11.548	822	N/A	N/A	N/A
2006	11.502	13.118	115	11.548	13.205	284	12.216	13.214	836
2007	13.118	13.643	169	13.205	13.767	603	13.214	13.804	918
2008	13.643	8.394	241	13.767	8.492	360	13.804	8.532	848
2009	8.394	10.907	302	8.492	11.062	375	8.532	11.136	770
2010	10.907	12.032	329	11.062	12.234	382	11.136	12.341	726
2011	12.032	11.694	299	12.234	11.921	371	12.341	12.048	587
2012	11.694	13.602	277	11.921	13.900	410	12.048	14.077	508
2013	13.602	17.977	276	13.900	18.418	20	14.077	18.690	478
2014	17.977	19.691	270	18.418	20.224	20	18.690	20.564	440
American Funds International
2005	8.526	10.256	185	8.627	10.404	685	N/A	N/A	N/A
2006	10.256	12.081	270	10.404	12.285	370	11.471	12.294	487
2007	12.081	14.355	330	12.285	14.635	536	12.294	14.674	512
2008	14.355	8.225	371	14.635	8.407	348	14.674	8.446	384
2009	8.225	11.651	441	8.407	11.938	374	8.446	12.018	338
2010	11.651	12.369	448	11.938	12.706	375	12.018	12.817	282
2011	12.369	10.536	424	12.706	10.850	342	12.817	10.966	202
2012	10.536	12.299	390	10.850	12.697	357	10.966	12.859	187
2013	12.299	14.810	355	12.697	15.329	23	12.859	15.555	178
2014	14.810	14.274	346	15.329	14.811	19	15.555	15.060	177
BlackRock Global Allocation V.I.
2009	10.254	11.400	5	10.246	11.655	2	N/A	N/A	N/A
2010	11.400	12.421	28	11.655	12.731	36	N/A	N/A	N/A
2011	12.421	11.868	44	12.731	12.195	45	N/A	N/A	N/A
2012	11.868	12.957	59	12.195	13.348	80	N/A	N/A	N/A
2013	12.957	14.721	71	13.348	15.203	90	N/A	N/A	N/A
2014	14.721	14.882	80	15.203	15.408	63	N/A	N/A	N/A
Delaware VIP Diversified Income
2005	10.936	10.778	28	10.952	10.821	75	N/A	N/A	N/A
2006	10.778	11.516	103	10.821	11.591	174	11.206	11.599	34
2007	11.516	12.271	146	11.591	12.382	339	11.599	12.415	117
2008	12.271	11.597	185	12.382	11.732	259	12.415	11.786	140
2009	11.597	14.577	216	11.732	14.783	244	11.786	14.882	106
2010	14.577	15.594	221	14.783	15.855	237	14.882	15.993	82
2011	15.594	16.426	216	15.855	16.742	235	15.993	16.922	75
2012	16.426	17.432	201	16.742	17.813	272	16.922	18.040	86
2013	17.432	17.041	162	17.813	17.457	12	18.040	17.715	67
2014	17.041	17.768	156	17.457	18.248	11	17.715	18.554	57
Delaware VIP High Yield
2005	10.182	10.273	1**	10.298	10.289	1**	N/A	N/A	N/A
2006	10.273	11.437	19	10.289	11.484	6	10.936	11.492	10
2007	11.437	11.639	53	11.484	11.717	37	11.492	11.749	37
2008	11.639	8.738	62	11.717	8.818	35	11.749	8.860	42
2009	8.738	12.887	73	8.818	13.038	45	8.860	13.126	79
2010	12.887	14.713	74	13.038	14.923	48	13.126	15.054	101
2011	14.713	14.913	62	14.923	15.164	50	15.054	15.328	44
2012	14.913	17.396	82	15.164	17.734	57	15.328	17.961	43
2013	17.396	18.810	61	17.734	19.223	2	17.961	19.509	39
2014	18.810	18.569	60	19.223	19.025	2	19.509	19.346	37
Delaware VIP REIT
2005	22.432	23.801	116	22.700	24.145	145	N/A	N/A	N/A
2006	23.801	31.252	151	24.145	31.785	112	28.421	31.806	56
2007	31.252	26.628	141	31.785	27.150	111	31.806	27.222	35
2008	26.628	17.119	134	27.150	17.499	83	27.222	17.581	23
2009	17.119	20.899	146	17.499	21.417	92	17.581	21.561	20
2010	20.899	26.275	152	21.417	26.994	87	21.561	27.229	18
2011	26.275	28.864	134	26.994	29.728	89	27.229	30.047	13
2012	28.864	33.417	126	29.728	34.505	102	30.047	34.945	10
2013	33.417	33.793	103	34.505	34.980	5	34.945	35.497	10
2014	33.793	43.312	100	34.980	44.947	4	35.497	45.703	8

	Standard			1st Breakpoint			2nd Breakpoint
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
Delaware VIP Small Cap Value
2005	1.606	1.735	1,300	1.621	1.756	1,722	N/A	N/A	N/A
2006	1.735	1.991	1,746	1.756	2.020	1,936	1.900	2.021	201
2007	1.991	1.836	1,662	2.020	1.867	2,499	2.021	1.872	272
2008	1.836	1.271	1,773	1.867	1.296	1,615	1.872	1.302	190
2009	1.271	1.656	1,945	1.296	1.693	1,753	1.302	1.704	159
2010	1.656	2.163	2,063	1.693	2.216	1,614	1.704	2.235	250
2011	2.163	2.107	2,008	2.216	2.164	1,486	2.235	2.188	153
2012	2.107	2.371	1,737	2.164	2.441	1,595	2.188	2.472	180
2013	2.371	3.125	1,514	2.441	3.227	101	2.472	3.274	204
2014	3.125	3.268	1509	3.227	3.382	97	3.274	3.439	210
Delaware VIP Smid Cap Growth(3)
2005	2.109	2.210	926	2.144	2.253	1,948	N/A	N/A	N/A
2006	2.210	2.354	950	2.253	2.406	1,559	2.171	2.407	595
2007	2.354	2.581	926	2.406	2.644	1,692	2.407	2.651	515
2008	2.581	1.361	880	2.644	1.398	897	2.651	1.404	444
2009	1.361	2.085	959	1.398	2.147	841	1.404	2.161	403
2010	2.493	2.830	1,024	2.572	2.921	759	2.593	2.946	409
2011	2.830	3.030	908	2.921	3.135	767	2.946	3.169	355
2012	3.030	3.330	846	3.135	3.454	691	3.169	3.498	354
2013	3.330	4.659	681	3.454	4.846	192	3.498	4.917	344
2014	4.659	4.758	626	4.846	4.961	126	4.917	5.044	298
Delaware VIP Value
2005	1.888	1.982	598	1.919	2.020	2,129	N/A	N/A	N/A
2006	1.982	2.435	853	2.020	2.488	1,045	2.246	2.489	1,555
2007	2.435	2.346	848	2.488	2.402	1,276	2.489	2.408	1,752
2008	2.346	1.546	866	2.402	1.587	1,212	2.408	1.595	1,322
2009	1.546	1.806	996	1.587	1.858	1,203	1.595	1.871	1,187
2010	1.806	2.067	1,040	1.858	2.133	1,155	1.871	2.151	910
2011	2.067	2.241	1,001	2.133	2.318	1,212	2.151	2.343	1,258
2012	2.241	2.546	923	2.318	2.640	1,168	2.343	2.674	1,295
2013	2.546	3.370	714	2.640	3.503	244	2.674	3.555	1,201
2014	3.370	3.803	664	3.503	3.964	190	3.555	4.030	1207
Deutsche Alternative Asset Allocation VIP
2009	9.770	11.246	5	N/A	N/A	N/A	N/A	N/A	N/A
2010	11.246	12.522	4	11.565	12.910	1**	N/A	N/A	N/A
2011	12.522	12.042	13	12.910	12.446	2	N/A	N/A	N/A
2012	12.042	13.081	11	12.446	13.554	2	N/A	N/A	N/A
2013	13.081	13.072	16	13.819	13.579	1**	N/A	N/A	N/A
2014	13.072	13.395	10	13.579	13.949	3	N/A	N/A	N/A
Deutsche Equity 500 Index VIP(1)
2004	8.385	9.181	202	8.485	9.313	664	N/A	N/A	N/A
2005	9.181	9.515	248	9.313	9.676	589	N/A	N/A	N/A
2006	9.515	10.882	377	9.676	11.094	359	10.171	11.102	387
2007	10.882	11.344	358	11.094	11.594	391	11.102	11.625	251
2008	11.344	7.058	346	11.594	7.232	236	11.625	7.266	211
2009	7.058	8.827	350	7.232	9.068	215	7.266	9.129	170
2010	8.827	10.024	352	9.068	10.324	196	9.129	10.414	173
2011	10.024	10.107	302	10.324	10.435	220	10.414	10.546	162
2012	10.107	11.577	292	10.435	11.982	211	10.546	12.135	138
2013	N/A	N/A	N/A	11.982	14.072	34	12.135	14.262	131
Deutsche Small Cap Index VIP(4)
2004	12.792	14.914	36	12.949	15.134	103	N/A	N/A	N/A
2005	14.914	15.394	48	15.134	15.661	108	N/A	N/A	N/A
2006	15.394	17.906	63	15.661	18.263	67	16.718	18.275	59
2007	17.906	17.391	67	18.263	17.782	72	18.275	17.830	48
2008	17.391	11.342	64	17.782	11.627	63	17.830	11.681	44
2009	11.342	14.213	69	11.627	14.606	67	11.681	14.704	44
2010	14.213	17.786	77	14.606	18.323	64	14.704	18.483	48
2011	17.786	16.831	66	18.323	17.384	69	18.483	17.570	46
2012	16.831	19.371	63	17.384	20.058	68	17.570	20.313	22
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

	Standard			1st Breakpoint			2nd Breakpoint
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
Fidelity VIP Contrafund
2005	11.815	13.667	163	11.984	13.898	574	N/A	N/A	N/A
2006	13.667	15.099	227	13.898	15.393	155	14.333	15.403	519
2007	15.099	17.566	281	15.393	17.953	219	15.403	18.001	484
2008	17.566	9.980	325	17.953	10.225	193	18.001	10.273	408
2009	9.980	13.404	351	10.225	13.769	218	10.273	13.861	317
2010	13.404	15.541	366	13.769	16.004	222	13.861	16.143	274
2011	15.541	14.980	332	16.004	15.465	239	16.143	15.631	209
2012	14.980	17.250	319	15.465	17.853	254	15.631	18.081	180
2013	17.250	22.397	293	17.853	23.238	20	18.081	23.582	164
2014	22.397	24.794	286	23.238	25.790	19	23.582	26.224	161
Fidelity VIP Growth
2005	8.245	8.626	110	8.366	8.775	202	N/A	N/A	N/A
2006	8.626	9.115	117	8.775	9.295	139	8.800	9.302	46
2007	9.115	11.449	146	9.295	11.705	150	9.302	11.736	40
2008	11.449	5.981	162	11.705	6.130	104	11.736	6.159	36
2009	5.981	7.588	202	6.130	7.797	103	6.159	7.849	39
2010	7.588	9.320	219	7.797	9.600	102	7.849	9.684	38
2011	9.320	9.240	199	9.600	9.542	100	9.684	9.644	39
2012	9.240	10.478	201	9.542	10.848	111	9.644	10.987	33
2013	10.478	14.130	179	10.848	14.665	10	10.987	14.882	29
2014	14.130	15.554	181	14.665	16.184	10	14.882	16.456	21
LVIP Baron Growth Opportunities(5)
2005	16.718	17.109	106	16.961	17.400	74	N/A	N/A	N/A
2006	17.109	19.567	135	17.400	19.951	98	17.871	19.964	5
2007	19.567	20.035	153	19.951	20.479	135	19.964	20.534	6
2008	20.035	12.072	163	20.479	12.371	108	20.534	12.429	7
2009	12.072	16.533	170	12.371	16.985	124	12.429	17.099	6
2010	16.533	20.686	173	16.985	21.306	128	17.099	21.491	7
2011	20.686	21.304	152	21.306	21.997	117	21.491	22.233	6
2012	21.304	24.939	143	21.997	25.816	122	22.233	26.145	4
2013	24.939	34.583	130	25.816	35.889	7	26.145	36.419	4
2014	34.583	35.900	122	35.889	37.350	7	36.419	37.978	4
LVIP BlackRock Emerging Markets RPM
2014	10.291	9.299	2	10.304	9.314	1**	N/A	N/A	N/A
LVIP BlackRock Equity Dividend RPM
2005	3.015	3.119	1,085	3.065	3.179	3,416	N/A	N/A	N/A
2006	3.119	3.436	1,139	3.179	3.510	1,224	3.273	3.513	2,172
2007	3.436	3.550	995	3.510	3.636	1,483	3.513	3.646	1,993
2008	3.550	2.167	925	3.636	2.226	889	3.646	2.236	1,164
2009	2.167	2.646	990	2.226	2.724	831	2.236	2.742	1,042
2010	2.646	3.089	1,003	2.724	3.188	697	2.742	3.216	763
2011	3.089	2.979	921	3.188	3.083	711	3.216	3.116	655
2012	2.979	3.451	857	3.083	3.580	691	3.116	3.625	516
2013	3.451	4.039	797	3.580	4.200	117	3.625	4.262	437
2014	4.039	4.138	687	4.200	4.314	93	4.262	4.387	404
LVIP BlackRock Inflation Protected Bond
2012	10.166	10.259	1**	N/A	N/A	N/A	N/A	N/A	N/A
2013	10.259	9.309	57	10.059	9.348	1**	N/A	N/A	N/A
2014	9.309	9.505	59	9.348	9.568	1**	N/A	N/A	N/A
LVIP Clarion Global Real Estate
2007	9.460	8.265	4	9.430	8.278	1**	8.672	8.288	1**
2008	8.265	4.743	15	8.278	4.762	4	8.288	4.778	1**
2009	4.743	6.472	24	4.762	6.515	7	4.778	6.549	1**
2010	6.472	7.559	27	6.515	7.629	16	6.549	7.684	2
2011	7.559	6.835	29	7.629	6.915	12	7.684	6.979	2
2012	6.835	8.437	32	6.915	8.557	17	6.979	8.654	8
2013	8.437	8.629	35	9.361	8.774	2	8.654	8.891	12
2014	8.629	9.730	35	8.774	9.918	1**	8.891	10.071	12
LVIP Columbia Small-Mid Cap Growth RPM
2014	10.006	10.147	1**	9.851	10.163	1**	N/A	N/A	N/A

	Standard			1st Breakpoint			2nd Breakpoint
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Delaware Bond
2005	6.892	7.003	498	7.009	7.140	858	N/A	N/A	N/A
2006	7.003	7.260	581	7.140	7.421	721	7.252	7.426	432
2007	7.260	7.579	639	7.421	7.767	889	7.426	7.787	438
2008	7.579	7.284	639	7.767	7.483	513	7.787	7.518	429
2009	7.284	8.575	647	7.483	8.831	563	7.518	8.890	494
2010	8.575	9.210	657	8.831	9.509	513	8.890	9.592	498
2011	9.210	9.815	640	9.509	10.159	504	9.592	10.268	497
2012	9.815	10.359	586	10.159	10.749	516	10.268	10.886	482
2013	10.359	10.019	445	10.749	10.423	69	10.886	10.577	441
2014	10.019	10.512	402	10.423	10.963	56	10.577	11.147	436
LVIP Delaware Diversified Floating Rate
2011	9.998	9.762	1**	9.766	9.779	1**	N/A	N/A	N/A
2012	9.762	10.047	2	9.779	10.091	1**	N/A	N/A	N/A
2013	10.047	9.998	5	10.091	10.065	1**	N/A	N/A	N/A
2014	9.998	9.934	6	10.065	10.026	2	N/A	N/A	N/A
LVIP Delaware Foundation Aggressive Allocation(6)
2005	3.362	3.555	219	3.419	3.624	292	N/A	N/A	N/A
2006	3.555	4.030	276	3.624	4.119	308	3.837	4.121	9
2007	4.030	4.244	267	4.119	4.348	406	4.121	4.360	13
2008	4.244	2.806	258	4.348	2.882	265	4.360	2.896	16
2009	2.806	3.666	288	2.882	3.776	247	2.896	3.801	13
2010	3.666	4.083	282	3.776	4.215	233	3.801	4.252	8
2011	4.083	3.960	271	4.215	4.099	247	4.252	4.143	9
2012	3.960	4.442	255	4.099	4.609	286	4.143	4.668	3
2013	4.442	5.288	242	4.609	5.500	76	4.668	5.582	3
2014	5.288	5.462	250	5.500	5.696	40	5.582	5.792	3
LVIP Delaware Foundation Conservative Allocation(7)
2005	6.224	6.441	188	6.329	6.566	1,526	N/A	N/A	N/A
2006	6.441	7.051	226	6.566	7.205	303	6.773	7.210	1,303
2007	7.051	7.300	226	7.205	7.479	441	7.210	7.499	1,322
2008	7.300	5.279	231	7.479	5.422	227	7.499	5.448	899
2009	5.279	6.421	220	5.422	6.611	210	5.448	6.655	656
2010	6.421	7.020	212	6.611	7.246	176	6.655	7.309	555
2011	7.020	7.105	160	7.246	7.353	180	7.309	7.431	506
2012	7.105	7.782	159	7.353	8.074	173	7.431	8.176	412
2013	7.782	8.424	130	8.074	8.761	20	8.176	8.891	331
2014	8.424	8.746	125	8.761	9.120	21	8.891	9.273	315
LVIP Delaware Foundation Moderate Allocation
2009	10.886	11.801	1**	11.592	11.816	4	N/A	N/A	N/A
2010	11.801	12.970	1**	11.816	13.019	1**	N/A	N/A	N/A
2011	12.970	12.875	5	13.019	12.956	5	13.059	13.022	1**
2012	12.875	14.188	8	12.956	14.313	25	13.022	14.412	1**
2013	14.188	16.047	15	14.313	16.229	1**	14.412	16.374	7
2014	16.047	16.623	18	16.229	16.853	1**	16.374	17.038	12
LVIP Delaware Growth and Income
2005	11.559	12.078	224	11.754	12.313	1,405	N/A	N/A	N/A
2006	12.078	13.436	224	12.313	13.731	492	12.663	13.740	574
2007	13.436	14.116	217	13.731	14.463	573	13.740	14.501	443
2008	14.116	8.977	213	14.463	9.220	417	14.501	9.263	368
2009	8.977	11.080	217	9.220	11.410	344	9.263	11.486	313
2010	11.080	12.389	205	11.410	12.789	307	11.486	12.901	303
2011	12.389	12.412	164	12.789	12.846	283	12.901	12.984	217
2012	12.412	14.171	148	12.846	14.703	269	12.984	14.890	187
2013	14.171	18.696	113	14.703	19.447	96	14.890	19.734	176
2014	18.696	20.949	103	19.447	21.845	88	19.734	22.212	156

	Standard			1st Breakpoint			2nd Breakpoint
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Delaware Social Awareness
2005	6.131	6.800	295	6.233	6.930	1,359	N/A	N/A	N/A
2006	6.800	7.561	329	6.930	7.725	319	7.132	7.730	984
2007	7.561	7.707	360	7.725	7.895	337	7.730	7.916	870
2008	7.707	5.005	365	7.895	5.139	281	7.916	5.163	800
2009	5.005	6.441	411	5.139	6.631	265	5.163	6.676	778
2010	6.441	7.115	410	6.631	7.343	235	6.676	7.407	791
2011	7.115	7.089	388	7.343	7.335	245	7.407	7.413	604
2012	7.089	8.091	369	7.335	8.393	271	7.413	8.500	508
2013	8.091	10.869	353	8.393	11.303	103	8.500	11.470	448
2014	10.869	12.396	332	11.303	12.924	98	11.470	13.141	428
LVIP Delaware Special Opportunities
2005	13.501	15.457	133	13.725	15.754	343	N/A	N/A	N/A
2006	15.457	17.760	177	15.754	18.146	152	16.717	18.158	252
2007	17.760	18.252	186	18.146	18.696	206	18.158	18.746	216
2008	18.252	11.450	184	18.696	11.758	173	18.746	11.813	176
2009	11.450	14.787	196	11.758	15.223	182	11.813	15.325	146
2010	14.787	19.125	209	15.223	19.739	175	15.325	19.911	142
2011	19.125	17.950	192	19.739	18.572	159	19.911	18.772	126
2012	17.950	20.425	159	18.572	21.187	167	18.772	21.457	108
2013	20.425	27.053	144	21.187	28.133	21	21.457	28.549	107
2014	27.053	28.827	141	28.133	30.054	22	28.549	30.559	90
LVIP Global Income
2009	10.048	10.823	3	10.049	10.736	1**	N/A	N/A	N/A
2010	10.823	11.752	8	10.736	11.687	4	N/A	N/A	N/A
2011	11.752	11.762	18	11.687	11.726	12	N/A	N/A	N/A
2012	11.762	12.540	19	11.726	12.534	17	12.191	12.626	1**
2013	12.540	12.065	22	12.534	12.089	16	12.626	12.202	2
2014	12.065	12.177	19	12.089	12.232	1**	12.202	12.371	2
LVIP JPMorgan Mid Cap Value RPM
2014	10.123	10.518	1**	10.022	10.534	1**	N/A	N/A	N/A
LVIP Managed Risk Profile 2010
2007	10.471	10.493	1**	10.474	10.509	3	N/A	N/A	N/A
2008	10.493	7.904	1**	10.509	7.936	1**	N/A	N/A	N/A
2009	7.904	9.735	27	7.936	9.799	3	N/A	N/A	N/A
2010	9.735	10.744	33	9.799	10.841	20	N/A	N/A	N/A
2011	10.744	10.769	26	10.841	10.894	6	N/A	N/A	N/A
2012	10.769	11.573	31	10.894	11.737	13	N/A	N/A	N/A
2013	11.573	12.480	19	11.737	12.689	11	N/A	N/A	N/A
2014	12.480	12.946	36	12.689	13.196	33	N/A	N/A	N/A
LVIP Managed Risk Profile 2020
2007	9.943	10.337	3	10.227	10.353	1**	N/A	N/A	N/A
2008	10.337	7.482	36	10.353	7.512	4	N/A	N/A	N/A
2009	7.482	9.308	60	7.512	9.370	21	N/A	N/A	N/A
2010	9.308	10.324	91	9.370	10.418	36	N/A	N/A	N/A
2011	10.324	10.241	117	10.418	10.361	54	N/A	N/A	N/A
2012	10.241	10.989	131	10.361	11.145	73	N/A	N/A	N/A
2013	10.989	12.090	99	11.145	12.293	1**	N/A	N/A	N/A
2014	12.090	12.495	108	12.293	12.737	1**	N/A	N/A	N/A
LVIP Managed Risk Profile 2030
2007	10.129	10.445	1**	10.193	10.460	3	N/A	N/A	N/A
2008	10.445	7.158	29	10.460	7.187	28	N/A	N/A	N/A
2009	7.158	9.067	68	7.187	9.126	66	N/A	N/A	N/A
2010	9.067	10.103	92	9.126	10.195	90	N/A	N/A	N/A
2011	10.103	9.945	98	10.195	10.061	153	N/A	N/A	N/A
2012	9.945	10.624	138	10.061	10.775	198	N/A	N/A	N/A
2013	10.624	11.964	183	10.775	12.164	38	N/A	N/A	N/A
2014	11.964	12.337	179	12.164	12.575	21	12.874	12.769	8

	Standard			1st Breakpoint			2nd Breakpoint
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Managed Risk Profile 2040
2007	9.924	10.269	2	9.615	10.285	1**	N/A	N/A	N/A
2008	10.269	6.553	25	10.285	6.580	10	N/A	N/A	N/A
2009	6.553	8.495	39	6.580	8.552	45	N/A	N/A	N/A
2010	8.495	9.560	66	8.552	9.648	78	N/A	N/A	N/A
2011	9.560	9.326	75	9.648	9.436	125	N/A	N/A	N/A
2012	9.326	9.891	97	9.436	10.032	169	N/A	N/A	N/A
2013	9.891	11.412	111	10.032	11.604	3	N/A	N/A	N/A
2014	11.412	11.691	131	11.604	11.918	1**	N/A	N/A	N/A
LVIP Managed Risk Profile 2050
2011	9.264	9.212	1**	9.278	9.227	1**	N/A	N/A	N/A
2012	9.212	9.668	3	9.227	9.708	13	N/A	N/A	N/A
2013	9.668	11.393	12	9.708	11.470	34	N/A	N/A	N/A
2014	11.393	11.612	26	11.470	11.719	47	N/A	N/A	N/A
LVIP Managed Risk Profile Conservative
2005	10.036	10.303	5	10.029	10.319	1**	N/A	N/A	N/A
2006	10.303	11.154	26	10.319	11.199	20	11.093	11.206	4
2007	11.154	11.901	58	11.199	11.979	72	11.206	12.011	5
2008	11.901	9.610	101	11.979	9.697	73	12.011	9.743	3
2009	9.610	11.878	96	9.697	12.016	81	9.743	12.097	3
2010	11.878	12.994	103	12.016	13.179	72	12.097	13.294	3
2011	12.994	13.339	97	13.179	13.562	90	13.294	13.708	3
2012	13.339	14.497	95	13.562	14.777	101	13.708	14.965	3
2013	14.497	15.752	91	14.777	16.097	13	14.965	16.335	3
2014	15.752	16.484	93	16.097	16.887	13	16.335	17.171	3
LVIP Managed Risk Profile Growth
2005	10.038	10.701	16	10.197	10.716	11	N/A	N/A	N/A
2006	10.701	12.092	102	10.716	12.140	74	11.616	12.148	9
2007	12.092	13.146	193	12.140	13.232	152	12.148	13.267	12
2008	13.146	8.666	276	13.232	8.744	206	13.267	8.785	14
2009	8.666	11.070	337	8.744	11.198	363	8.785	11.273	16
2010	11.070	12.353	396	11.198	12.528	394	11.273	12.637	17
2011	12.353	12.230	323	12.528	12.434	562	12.637	12.567	5
2012	12.230	13.215	310	12.434	13.469	645	12.567	13.641	5
2013	13.215	14.855	290	13.469	15.180	19	13.641	15.404	5
2014	14.855	15.217	288	15.180	15.589	16	15.404	15.851	5
LVIP Managed Risk Profile Moderate
2005	10.023	10.525	22	10.155	10.540	18	N/A	N/A	N/A
2006	10.525	11.674	101	10.540	11.720	102	11.301	11.728	1**
2007	11.674	12.629	159	11.720	12.711	222	11.728	12.745	2
2008	12.629	9.175	242	12.711	9.258	221	12.745	9.301	1**
2009	9.175	11.630	291	9.258	11.765	270	9.301	11.844	1**
2010	11.630	12.891	345	11.765	13.074	315	11.844	13.188	1**
2011	12.891	12.912	239	13.074	13.127	418	13.188	13.268	1**
2012	12.912	14.009	235	13.127	14.279	434	13.268	14.461	1**
2013	14.009	15.513	205	14.279	15.852	19	14.461	16.086	1**
2014	15.513	15.995	213	15.852	16.386	15	16.086	16.676	1**
LVIP Mondrian International Value
2005	2.695	3.003	388	2.740	3.061	1,669	N/A	N/A	N/A
2006	3.003	3.865	674	3.061	3.949	677	3.573	3.952	1,289
2007	3.865	4.267	711	3.949	4.370	980	3.952	4.382	1,438
2008	4.267	2.676	759	4.370	2.748	782	4.382	2.760	1,255
2009	2.676	3.211	840	2.748	3.306	776	2.760	3.328	974
2010	3.211	3.258	862	3.306	3.362	744	3.328	3.392	845
2011	3.258	3.089	812	3.362	3.196	764	3.392	3.231	675
2012	3.089	3.353	735	3.196	3.478	753	3.231	3.522	537
2013	3.353	4.044	627	3.478	4.206	110	3.522	4.268	513
2014	4.044	3.902	548	4.206	4.068	108	4.268	4.137	483

	Standard			1st Breakpoint			2nd Breakpoint
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Money Market
2005	2.818	2.868	633	2.868	2.926	998	N/A	N/A	N/A
2006	2.868	2.972	803	2.926	3.040	421	2.998	3.042	791
2007	2.972	3.089	1,516	3.040	3.167	975	3.042	3.176	658
2008	3.089	3.130	1,799	3.167	3.217	1,038	3.176	3.232	607
2009	3.130	3.108	1,660	3.217	3.203	807	3.232	3.224	516
2010	3.108	3.078	1,564	3.203	3.181	664	3.224	3.208	412
2011	3.078	3.048	1,068	3.181	3.158	1,367	3.208	3.192	324
2012	3.048	3.019	1,037	3.158	3.135	1,145	3.192	3.175	352
2013	3.019	2.989	857	3.135	3.112	54	3.175	3.158	338
2014	2.989	2.960	827	3.112	3.090	47	3.158	3.142	432
LVIP SSgA Bond Index
2009	10.195	10.385	4	10.126	10.326	1**	N/A	N/A	N/A
2010	10.385	10.895	12	10.326	10.861	3	N/A	N/A	N/A
2011	10.895	11.584	27	10.861	11.577	5	N/A	N/A	N/A
2012	11.584	11.911	18	11.577	11.934	10	N/A	N/A	N/A
2013	11.911	11.490	23	11.934	11.540	11	N/A	N/A	N/A
2014	11.490	12.030	28	11.540	12.113	15	N/A	N/A	N/A
LVIP SSgA Emerging Markets 100
2009	10.028	13.640	20	11.762	14.287	4	N/A	N/A	N/A
2010	13.640	17.245	38	14.287	18.118	12	N/A	N/A	N/A
2011	17.245	14.523	34	18.118	15.296	21	18.177	15.377	1**
2012	14.523	16.198	35	15.296	17.103	24	15.377	17.227	3
2013	16.198	15.582	39	17.103	16.495	1**	17.227	16.648	6
2014	15.582	14.907	42	16.495	15.820	2	16.648	15.999	20
LVIP SSgA Global Tactical Allocation RPM(8)
2005	10.300	10.938	6	10.056	10.955	2	N/A	N/A	N/A
2006	10.938	12.621	127	10.955	12.672	28	11.371	12.681	1**
2007	12.621	13.871	190	12.672	13.963	55	12.681	14.001	1**
2008	13.871	8.176	257	13.963	8.252	69	14.001	8.290	8
2009	8.176	10.588	317	8.252	10.712	127	8.290	10.784	8
2010	10.588	11.398	372	10.712	11.561	162	10.784	11.662	1**
2011	11.398	11.310	353	11.561	11.500	195	11.662	11.624	2
2012	11.310	12.445	299	11.500	12.687	209	11.624	12.849	1**
2013	12.445	13.530	161	12.687	13.827	3	12.849	14.032	1**
2014	13.530	13.927	161	13.827	14.269	2	14.032	14.509	1**
LVIP SSgA International Index
2009	10.164	12.116	1**	10.062	12.481	1**	N/A	N/A	N/A
2010	12.116	12.841	8	12.481	13.261	2	N/A	N/A	N/A
2011	12.841	11.139	6	13.261	11.533	2	N/A	N/A	N/A
2012	11.139	13.027	8	11.533	13.522	3	N/A	N/A	N/A
2013	13.027	15.603	20	13.522	16.237	4	N/A	N/A	N/A
2014	15.603	14.545	25	16.237	15.174	1**	N/A	N/A	N/A
LVIP SSgA S&P 500 Index
2007	10.056	9.667	1**	9.544	9.682	3	N/A	N/A	N/A
2008	9.667	6.011	28	9.682	6.035	11	N/A	N/A	N/A
2009	6.011	7.504	63	6.035	7.554	12	N/A	N/A	N/A
2010	7.504	8.524	79	7.554	8.602	14	N/A	N/A	N/A
2011	8.524	8.595	95	8.602	8.695	21	N/A	N/A	N/A
2012	8.595	9.841	85	8.695	9.981	33	N/A	N/A	N/A
2013	9.841	12.861	694	11.719	13.077	61	11.860	13.251	175
2014	12.861	14.442	678	13.077	14.721	60	13.251	14.948	151
LVIP SSgA Small-Cap Index
2007	9.161	9.196	1**	10.283	9.209	1**	N/A	N/A	N/A
2008	9.196	6.011	5	9.209	6.035	3	N/A	N/A	N/A
2009	6.011	7.500	8	6.035	7.549	2	N/A	N/A	N/A
2010	7.500	9.369	16	7.549	9.454	5	N/A	N/A	N/A
2011	9.369	8.852	18	9.454	8.956	7	N/A	N/A	N/A
2012	8.852	10.157	20	8.956	10.301	10	N/A	N/A	N/A
2013	10.157	13.868	136	10.301	14.100	17	12.223	14.288	43
2014	13.868	14.371	138	14.100	14.649	16	14.288	14.874	37

	Standard			1st Breakpoint			2nd Breakpoint
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP T. Rowe Price Structured Mid-Cap Growth
2005	1.435	1.560	804	1.459	1.590	1,143	N/A	N/A	N/A
2006	1.560	1.688	881	1.590	1.725	965	1.586	1.726	210
2007	1.688	1.898	936	1.725	1.944	1,064	1.726	1.949	223
2008	1.898	1.075	941	1.944	1.104	799	1.949	1.109	180
2009	1.075	1.558	1,126	1.104	1.604	830	1.109	1.615	185
2010	1.558	1.980	1,216	1.604	2.043	742	1.615	2.061	191
2011	1.980	1.884	1,178	2.043	1.950	727	2.061	1.971	185
2012	1.884	2.169	1,086	1.950	2.251	667	1.971	2.279	167
2013	2.169	2.895	881	2.251	3.011	198	2.279	3.056	187
2014	2.895	3.198	839	3.011	3.335	185	3.056	3.391	174
LVIP Templeton Growth RPM
2014	9.953	9.494	1**	10.249	9.512	1**	N/A	N/A	N/A
LVIP UBS Large Cap Growth RPM
2005	2.239	2.310	796	2.277	2.355	1,752	N/A	N/A	N/A
2006	2.310	2.508	735	2.355	2.563	1,158	2.352	2.565	578
2007	2.508	2.990	710	2.563	3.063	1,159	2.565	3.071	547
2008	2.990	1.752	670	3.063	1.799	805	3.071	1.808	488
2009	1.752	2.403	707	1.799	2.474	704	1.808	2.490	440
2010	2.403	2.649	694	2.474	2.734	605	2.490	2.758	443
2011	2.649	2.473	578	2.734	2.559	537	2.758	2.587	402
2012	2.473	2.850	576	2.559	2.956	491	2.587	2.994	382
2013	2.850	3.541	403	2.956	3.682	269	2.994	3.737	346
2014	3.541	3.693	381	3.682	3.850	251	3.737	3.915	318
LVIP Vanguard Domestic Equity ETF
2011	8.780	9.385	1**	N/A	N/A	N/A	N/A	N/A	N/A
2012	9.385	10.674	4	10.215	10.718	4	N/A	N/A	N/A
2013	10.674	13.759	17	10.718	13.851	7	N/A	N/A	N/A
2014	13.759	15.247	30	13.851	15.387	8	N/A	N/A	N/A
LVIP Vanguard International Equity ETF
2011	8.886	8.374	1**	9.140	8.387	1**	N/A	N/A	N/A
2012	8.374	9.869	2	8.387	9.910	3	N/A	N/A	N/A
2013	9.869	11.184	16	9.910	11.259	11	N/A	N/A	N/A
2014	11.184	10.531	21	11.259	10.629	6	N/A	N/A	N/A
MFS VIT Utilities
2005	1.043	1.206	703	1.053	1.221	687	N/A	N/A	N/A
2006	1.206	1.568	1,102	1.221	1.590	808	1.406	1.591	119
2007	1.568	1.985	1,984	1.590	2.019	1,392	1.591	2.024	139
2008	1.985	1.225	2,379	2.019	1.249	1,285	2.024	1.255	228
2009	1.225	1.616	2,499	1.249	1.651	1,395	1.255	1.662	184
2010	1.616	1.820	2,474	1.651	1.865	1,211	1.662	1.881	214
2011	1.820	1.925	2,275	1.865	1.977	1,320	1.881	1.998	134
2012	1.925	2.162	2,213	1.977	2.227	1,359	1.998	2.255	118
2013	2.162	2.580	1,745	2.227	2.663	105	2.255	2.703	118
2014	2.580	2.880	1703	2.663	2.980	106	2.703	3.030	114
NB AMT Mid Cap Growth(1)
2004	9.281	10.687	88	9.394	10.844	81	N/A	N/A	N/A
2005	10.687	12.035	100	10.844	12.242	106	N/A	N/A	N/A
2006	12.035	13.665	109	12.242	13.936	119	12.649	13.945	2
2007	13.665	16.577	148	13.936	16.948	161	13.945	16.993	7
2008	16.577	9.294	153	16.948	9.526	129	16.993	9.571	7
2009	9.294	12.109	168	9.526	12.442	143	9.571	12.526	8
2010	12.109	15.476	173	12.442	15.943	133	12.526	16.082	9
2011	15.476	15.395	162	15.943	15.899	139	16.082	16.069	7
2012	15.395	17.133	152	15.899	17.739	145	16.069	17.965	8
2013	N/A	N/A	N/A	17.739	20.322	8	17.965	20.596	8
PIMCO VIT Total Return
2011	10.001	10.028	15	10.067	10.043	1**	N/A	N/A	N/A
2012	10.028	10.880	35	10.043	10.924	14	N/A	N/A	N/A
2013	10.880	10.560	23	10.924	10.630	44	N/A	N/A	N/A
2014	10.560	10.902	33	10.630	11.002	31	N/A	N/A	N/A

*	These values do not reflect a full year’s experience because they are calculated for the period from the beginning of investment activity in the subaccounts through December 31.
**	The numbers of accumulation units less than 500 were rounded up to one.
(1)	On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSgA S&P 500 Index Fund Subaccount.
(2)	On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP BlackRock Inflation Protected Bond Fund Subaccount.
(3)	Effective October 9, 2010, the Delaware VIP® Trend Series was reorganized into the Delaware VIP® Smid Cap Growth Series. The values in the table for periods prior to the date of the reorganization reflect investments in the Delaware VIP® Trend Series.
(4)	On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSgA Small-Cap Index Fund Subaccount.
(5)	Effective June 5, 2007, the Baron Capital Asset Fund, a series of Baron Capital Funds Trust, was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Baron Capital Asset Fund.
(6)	Effective June 15, 2009, the LVIP UBS Global Asset Allocation Fund was reorganized into the LVIP Delaware Foundation Aggressive Allocation Fund. The values in the table for periods prior to the date of the reorganization reflect investments in the LVIP UBS Global Asset Allocation Fund.
(7)	Effective June 15, 2009, the LVIP Delaware Managed Fund was reorganized into the LVIP Delaware Foundation Conservative Allocation Fund. The values in the table for periods prior to the date of the reorganization reflect investments in the LVIP Delaware Managed Fund.
(8)	Effective July 30, 2010, the LVIP Wilshire Aggressive Profile Fund was restructured into the LVIP SSgA Global Tactical Allocation Managed Volatility Fund. The values in the table for periods prior to the date of the restructuring reflect investments in the LVIP Wilshire Aggressive Profile Fund.

Multi-Fund® Group
Lincoln Life Variable Annuity Account Q   (Registrant)
The Lincoln National Life Insurance Company   (Depositor)
Statement of Additional Information (SAI)
This SAI should be read in conjunction with the prospectus of the VAA dated May 1, 2015. You may obtain a copy of the VAA prospectus on request and without charge. Please write The Lincoln National Life Insurance Company, PO Box 2340, Fort Wayne, IN 46801-2340, or call 1-800-341-0441.

Item	Page
Special Terms	B-2
Services	B-2
Principal Underwriter	B-2
Purchase of Securities Being Offered	B-2
Annuity Payouts	B-2
Determination of Accumulation and Annuity Unit Value	B-3
Capital Markets	B-3
This SAI is not a prospectus.
The date of this SAI is May 1, 2015.

Special Terms
The special terms used in this SAI are the ones defined in the prospectus.
Services
Independent Registered Public Accounting Firm
Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) our financial statements of the Lincoln Life Variable Annuity Account Q as of December 31, 2014 and for the year then ended and the statement of changes in net assets for each of the years in the two year period ended December 31, 2014; and b) our consolidated financial statements of The Lincoln National Life Insurance Company as of December 31, 2014 and 2013 and for each of the three years in the period ended December 31, 2014, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.
Keeper of Records
All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service.
Principal Underwriter
Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of Lincoln Life, serves as principal underwriter (the “Principal Underwriter”) for the contracts, as described in the prospectus. The Principal Underwriter offers the contracts to the public on a continuous basis and anticipates continuing to offer the contracts, but reserves the right to discontinue the offering. The Principal Underwriter offers the contracts through sales representatives, who are associated with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively, “LFN”), our affiliates. The Principal Underwriter also may enter into selling agreements with other broker-dealers (“Selling Firms”) for the sale of the contracts. Sales representatives of Selling Firms are appointed as our insurance agents. LFD, acting as Principal Underwriter, paid $1,999,624, $2,068,602 and $2,042,586 to LFN and Selling Firms in 2012, 2013 and 2014, respectively, as sales compensation with respect to the contracts. The Principal Underwriter retained no underwriting commissions for the sale of the contracts.
Purchase of Securities Being Offered
The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling our products; through independent insurance brokers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and Other Deductions, any applicable account fee and/or surrender charge may be reduced or waived.
Both before and after the Annuity Commencement Date, there are exchange privileges between Subaccounts, and from the VAA to the general account (if available) subject to restrictions set out in the prospectus. See The Contracts, in the prospectus. No exchanges are permitted between the VAA and other separate accounts.
The offering of the contracts is continuous.
Annuity Payouts
Variable Annuity Payouts
Variable Annuity Payouts will be determined on the basis of:
•	the dollar value of the contract on the Annuity Commencement Date less any applicable premium tax;
•	the annuity tables contained in the contract;
•	the type of annuity option selected; and
•	the investment results of the fund(s) selected.

In order to determine the amount of variable Annuity Payouts, we make the following calculation:
•	first, we determine the dollar amount of the first payout;
•	second, we credit the contract with a fixed number of Annuity Units based on the amount of the first payout; and
•	third, we calculate the value of the Annuity Units each period thereafter.
These steps are explained below.
The dollar amount of the first periodic variable Annuity Payout is determined by applying the total value of the Accumulation Units credited under the contract valued as of the Annuity Commencement Date (less any premium taxes) to the annuity tables contained in the contract. The first variable Annuity Payout will be paid 14 days after the Annuity Commencement Date. This day of the month will become the day on which all future Annuity Payouts will be paid. Amounts shown in the tables are based on the 1983 “a” Individual Annuity Mortality Tables, modified, with an assumed investment return at the rate of 5% per annum, depending on the terms of your contract. The first Annuity Payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the Annuitant at the Annuity Commencement Date. The assumed interest rate is the measuring point for subsequent Annuity Payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess.
Conversely, if the actual rate is less than the assumed interest rate, Annuity Payouts will decrease. If the assumed rate of interest were to be increased, Annuity Payouts would start at a higher level but would decrease more rapidly or increase more slowly.
We may use sex-distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.
At an Annuity Commencement Date, the contract is credited with Annuity Units for each Subaccount on which variable Annuity Payouts are based. The number of Annuity Units to be credited is determined by dividing the amount of the first periodic payout by the value of an Annuity Unit in each Subaccount selected. Although the number of Annuity Units is fixed by this process, the value of such units will vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying the Contractowner’s fixed number of Annuity Units in each Subaccount by the appropriate Annuity Unit value for the Valuation Date ending 14 days prior to the date that payout is due.
The value of each Subaccount’s Annuity Unit will be set initially at $1.00. The Annuity Unit value for each Subaccount at the end of any Valuation Date is determined by multiplying the Subaccount Annuity Unit value for the immediately preceding Valuation Date by the product of:
•	The net investment factor of the Subaccount for the Valuation Period for which the Annuity Unit value is being determined, and
•	A factor to neutralize the assumed investment return in the annuity table.
The value of the Annuity Units is determined as of a Valuation Date 14 days prior to the payment date in order to permit calculation of amounts of Annuity Payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.
Determination of Accumulation and Annuity Unit Value
A description of the days on which Accumulation and Annuity Units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on weekends and on these holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday. It may also be closed on other days.
Since the portfolios of some of the fund and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those fund and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series.
Capital Markets
In any particular year, our capital may increase or decrease depending on a variety of factors — the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.

Advertising & Ratings
We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.
Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the product and do not refer to the performance of the product, or any separate account, including the underlying investment options. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. The current outlook for the insurance subsidiaries is stable for Moody’s, A.M. Best, Fitch, and Standard & Poor’s. Our financial strength ratings, which are intended to measure our ability to meet contract holder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings. For more information on ratings, including outlooks, see www.LincolnFinancial.com/investor.
About the S&P 500 Index
The S&P 500 Index (hereinafter “Index”) is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates (hereinafter “Licensee”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The fund(s) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices do not make any representation or warranty, express or implied, to the owners of the funds or any member of the public regarding the advisability of investing in securities generally or in the funds particularly or the ability of the Index to track general market performance. S&P Dow Jones Indices only relationship to Licensee with respect to the Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Licensee or the funds. S&P Dow Jones Indices have no obligation to take the needs of Licensee or the owners of the funds into consideration in determining, composing or calculating the Index. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the funds or the timing of the issuance or sale of the funds or in the determination or calculation of the equation by which the funds are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the funds. There is no assurance that investment products based on the Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND LICENSEE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
Compound Interest Illustrations—These will emphasize several advantages of the variable annuity contract. For example, but not by way of illustration, the literature may emphasize the potential tax savings through tax deferral; the potential advantage of the variable annuity account over the fixed account; and the compounding effect when a client makes regular deposits to his or her contract.
Internet—An electronic communications network which may be used to provide information regarding Lincoln Life, performance of the subaccounts and advertisement literature.

Annuity Payout Illustrations. These will provide an initial benefit payment based in part on the Annuitant, the Contract Value and the fixed and/or variable Annuity Payout option elected. In addition, variable Annuity Payout illustrations may show the historical results of a variable payout in a Subaccount of the VAA.
Dollar-Cost Averaging Illustrations. These illustrations will generally discuss the price-leveling effect of making regular purchases in the same subaccounts over a period of time, to take advantage of the trends in market prices of the portfolio securities purchased for those subaccounts.
Unclaimed Property
We have entered into a Global Resolution Agreement with a third party auditor representing multiple states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor has compared expanded matching criteria to the Social Security Master Death File (“SSMDF”) to identify deceased insureds and policy or contract holders where a valid claim has not been made. We have also entered into a Regulatory Settlement Agreement with multiple states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires us to adopt and implement additional procedures comparing our records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are conducting examinations and audits of our compliance with unclaimed property laws and considering proposals that would apply prospectively and require life insurance companies to take additional steps to identify unreported deceased policy and contract holders. These prospective changes and any escheatable property identified as a result of the audits and inquiries could result in: (1) additional payments of previously unclaimed death benefits; (2) the payment of abandoned funds to U.S. jurisdictions; and (3) changes in our practices and procedures for the identification of escheatable funds and beneficiaries, which would impact claim payments and reserves, among other consequences.
Additional Services
Dollar Cost Averaging (DCA)—You may systematically transfer, on a monthly basis, amounts from certain subaccounts, or the fixed side of the contract into the subaccounts over a period of 1, 2 or 3 years. The minimum amount to be dollar cost averaged is $10,000 for 1 year, and $25,000 for 2 years or 3 years. You may elect to participate in the DCA program at the time of application or at anytime before the annuity commencement date by completing an election form available from us. Once elected, the program will remain in effect until the earlier of:
•	the annuity commencement date;
•	the value of the amount being DCA'd is depleted; or
•	you cancel the program by written request or by telephone if we have your telephone authorization on file.
We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss. GVA III fixed account restrictions may apply.
Automatic Withdrawal Service (AWS)—AWS provides an automatic, periodic withdrawal of contract value to you. AWS may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. You may elect to participate in AWS at the time of application or at any time before the annuity commencement date by sending a written request to us. The minimum contract value required to establish AWS is $10,000. You may cancel or make changes to your AWS program at any time by sending a written request to us. If telephone authorization has been elected, certain changes may be made by telephone. Notwithstanding the requirements of the program, any withdrawal must be permitted under Section 401(a)(9) of the IRC for qualified plans or permitted under Section 72 of the IRC for non-qualified contracts. To the extent that withdrawals under AWS do not qualify for an exemption from the contingent deferred sales charge, we will assess applicable surrender charges on those withdrawals. See Charges and Other Deductions – Surrender charge.
Systematic Transfer—This service allows you to fully liquidate your fixed account balance over five years and transfer the amounts into one or more of the subaccounts. You may change the receiving subaccount allocation at any time. A distribution or a non-scheduled transfer from the fixed account may cancel the systematic transfer program prematurely. The program will also be canceled prematurely if the fixed account balance falls to $0.
Account Sweep—The account sweep service allows you to keep a designated amount (the baseline amount) in one subaccount or the fixed account, and automatically transfer the excess to other variable subaccount(s) of your choice. The transfers may take place monthly, quarterly, semi-annually or annually. A $10,000 minimum balance in the holding account is required in order to begin this service. For account sweep to occur, the holding account balance must exceed the designated baseline amount by at least $50. You may change the receiving subaccount allocation at any time. Deposits to or distributions from the holding account will not adjust your baseline amount, but may affect the amount of money available to be transferred. A new account sweep program is required to change the designated baseline amount. GVA III fixed account restrictions may apply.

Cross-Reinvestment Program/Earnings Sweep Program — Under this option, Account Value in a designated variable subaccount of the contract that exceeds a certain baseline amount is automatically transferred to another specific variable subaccount(s) of the contract at specific intervals. You may elect to participate in the cross-reinvestment program at the time of application or at any time before the Annuity Commencement Date by sending a written request to us or by telephone if we have your telephone authorization on file. You designate the holding account, the receiving account(s), and the baseline amount. Cross-reinvestment will continue until we receive authorization to terminate the program.
The minimum holding Account Value required to establish cross-reinvestment is $10,000. A transfer under this program is not considered a transfer for purposes of limiting the number of transfers that may be made. We reserve the right to discontinue this service at any time.
Portfolio Rebalancing—Portfolio rebalancing is an option, which, if elected by the contractowner, restores to a pre-determined level the percentage of the contract value, allocated to each variable subaccount or the fixed account. This pre-determined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to us. If portfolio rebalancing is elected, all purchase payments allocated to the variable subaccounts must be subject to portfolio rebalancing. Portfolio rebalancing may take place on either a quarterly, semi-annual or annual basis, as selected by the contractowner. You may choose to either rebalance within your designated investment accounts, or to rebalance your designated investment account based on your total account value within the group annuity contract. This second selection will move 100% of your balance based on your allocated percentages. For portfolio rebalancing to occur, the total transfer amount must be $50 or more. If this minimum transfer amount is not available, the transfer will not occur. You may change the designated investment accounts' allocations or percentages at any time. The portfolio rebalancing program will be cancelled prematurely if the selected rebalancing account balance falls to $0. GVA III fixed account restrictions may apply.
SecureLine® Account – SecureLine® is an interest bearing draft account established from the proceeds payable on a contract administered by us that helps you manage your surrender or death benefit proceeds. You are the owner of the account, and are the only one authorized to transfer proceeds from the account. You may choose to leave the proceeds in this account, or you may use the checkbook we previously provided and write checks against the account until the funds are depleted. The SecureLine® account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine® account.
Interest credited in the SecureLine® account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that you consult your tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine® account. The balance in your SecureLine® account began earning interest the day your account was opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to your account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to your SecureLine® account may be more or less than the rate earned on funds held in our general account. The interest rate offered with a SecureLine® account is not necessarily that credited to the fixed account. There are no monthly fees. You may be charged a fee if you stop a payment or if you present a check for payment without sufficient funds.
Other Information
Due to differences in redemption rates, tax treatment or other considerations, the interests of policyholders under the variable life accounts could conflict with those of Contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.
Financial Statements
The December 31, 2014 financial statements of the VAA and the December 31, 2014 consolidated financial statements of Lincoln Life appear on the following pages.